UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Zura Bio Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

September 13, 2024
Dear Shareholder:
You are cordially invited to attend the annual general meeting of shareholders (“Annual Meeting”) of Zura Bio Limited, a Cayman Islands exempted company (the “Company”), to be held as a virtual meeting on Wednesday, October 23, 2024 at 12:00 P.M. Eastern time. The Annual Meeting will be broadcast via webcast. You will be able to attend the Annual Meeting, submit your questions and vote online by first registering at https://web.viewproxy.com/zura/2024 . The physical location for the Annual Meeting will be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. You are strongly urged to attend the Extraordinary General Meeting virtually. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Shareholders will be able to listen, vote and submit questions during the virtual meeting.
Details regarding the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement. At the Annual Meeting, you will be asked to consider and vote on the following proposals:
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Proposal 1 — To elect, by ordinary resolution, nine (9) nominees for director to the Company’s Board of Directors to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal (“Proposal 1”);

•
Proposal 2 — To ratify, by ordinary resolution, the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and until the next annual general meeting of shareholders to be held in 2025 (“Proposal 2”); and

•
Proposal 3 — To approve, by ordinary resolution, the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals (the “Adjournment Proposal” and together with Proposal 1 and Proposal 2, the “Proposals”).

The accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement provides you with more specific information concerning the Annual Meeting, the Proposals and other related matters. It also provides information as to how to cast your vote.
The Company’s Board of Directors recommends that you vote FOR ALL for Proposal 1, FOR Proposal 2 and FOR Proposal 3. Your vote is important.
Shareholders of record at the close of business on Tuesday, September 3, 2024 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. You will be able to vote electronically and submit questions during the Annual Meeting only if you use your control number, which will be included in your Notice of Internet Availability or in the instructions that you received via email, to log on to the meeting.
Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet or, if you receive a paper proxy card by mail, by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in the Proxy Statement, as well as in the notice you received in the mail.
On behalf of the Board of Directors and the employees of the Company, we thank you for your continued support and look forward to seeing you at the Annual Meeting.
Sincerely,
/s/ Robert Lisicki

Robert Lisicki
Chief Executive Officer

ZURA BIO LIMITED
1489 W. Warm Springs Rd. #110
Henderson, Nevada 89014
(702) 825-9872
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held On Wednesday, October 23, 2024
To the Shareholders of Zura Bio Limited:
NOTICE IS HEREBY GIVEN that the annual general meeting of shareholders (“Annual Meeting”) of Zura Bio Limited, a Cayman Islands exempted company (the “Company”), will be held as a virtual meeting on Wednesday, October 23, 2024 at 12:00 P.M. Eastern time. The Annual Meeting will be broadcast via webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting, by first registering at https://web.viewproxy.com/zura/2024. The physical location for the Annual Meeting will be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. You are strongly urged to attend the Extraordinary General Meeting virtually. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date.
The Company is holding the Annual Meeting to consider and vote upon the following proposals, which are more fully described in the accompanying proxy statement:
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Proposal 1 — To elect, by ordinary resolution, nine (9) nominees for director to the Company’s Board of Directors to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal (“Proposal 1”);

•
Proposal 2 — To ratify, by ordinary resolution, the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and until the next annual general meeting of shareholders to be held in 2025 (“Proposal 2”); and

•
Proposal 3 —  To approve, by ordinary resolution, the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals (the “Adjournment Proposal” and together with Proposal 1 and Proposal 2, the “Proposals”).

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The Company’s Board of Directors recommends that you vote FOR ALL for Proposal 1, and FOR Proposal 2. Your vote is important. The record date for the Annual Meeting is Tuesday, September 3, 2024. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder at our executive offices for a period of 10 days prior to the Annual Meeting, and also during the Annual Meeting by requesting the file via the chat function on the virtual platform until the close of such meeting.
Shareholders may vote and submit questions while attending the Annual Meeting virtually via the internet. You will need the 11 or 16-digit control number included in your Notice of Internet Availability or in the instructions that you received via email, to enter the Annual Meeting via the internet. Instructions on how to attend and participate virtually via the internet, including how to demonstrate proof of share ownership, are posted at https://web.viewproxy.com/zura/2024.
Your vote is important. Whether or not you plan to attend the Annual Meeting, you are strongly encouraged to vote as soon as possible. You may vote over the Internet or, if you receive a paper proxy card by mail, by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in the Proxy Statement, as well as in the notice you received in the mail. To be counted, all Internet proxies must be received by 11:59 p.m., Eastern time, on Tuesday, October 22, 2024, and all proxy cards must be returned to the address indicated on the business reply envelope included with the proxy materials so as to be received before the Annual Meeting. Even if you have voted by proxy, you may still vote over the internet during the Annual Meeting at www.AALvote.com/ZURA. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL GENERAL MEETING TO BE HELD ON WEDNESDAY, OCTOBER 23, 2024:
THE COMPANY’S PROXY MATERIALS ARE AVAILABLE
AT https://web.viewproxy.com/zura/2024.
By order of the Board of Directors,
/s/ Robert Lisicki

Robert Lisicki
Chief Executive Officer
September 13, 2024
The proxy materials are being made available on or about September 13, 2024.

i

ZURA BIO LIMITED
1489 W. Warm Springs Rd. #110
Henderson, Nevada 89014
(702) 825-9872
PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON WEDNESDAY, OCTOBER 23, 2024
AT 12:00 P.M. EASTERN TIME
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
We are providing you with these proxy materials because the Board of Directors of Zura Bio Limited, or the “Board”, is soliciting your proxy to vote at the Annual General Meeting of Shareholders, or the “Annual Meeting”, of Zura Bio Limited, including at any adjournments thereof, to be held on Wednesday, October 23, 2024 at 12:00 p.m. Eastern time and will be held in a virtual format. Please visit the website https://web.viewproxy.com/zura/2024 to register to attend the Annual Meeting. The physical location for the Annual Meeting will be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. You are strongly urged to attend the Extraordinary General Meeting virtually. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. As used in this Proxy Statement, references to “we,” “us,” “our” and the “Company” refer to Zura Bio Limited and references to “Class A ordinary shares,” “Shares” and “Class A ordinary share” refer to the Company’s Class A ordinary shares, par value $0.0001 per share.
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments of the meeting. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to first mail the Notice and make this proxy statement and the form of proxy available to all shareholders of record entitled to vote at the Annual Meeting on or about Friday, September 13, 2024.
How do I attend the Annual Meeting?
The Annual Meeting will be held on Wednesday, October 23, 2024 at 12:00 p.m. Eastern time.
You may attend the Annual Meeting virtually via the internet by first registering at https://web.viewproxy.com/zura/2024. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Shareholders will be able to listen, vote and submit questions while attending the Annual Meeting virtually via the internet. You will need the password provided upon registration, to enter the Annual Meeting via the internet. Instructions on how to attend and participate virtually via the internet, including how to demonstrate proof of share ownership, are posted at https://web.viewproxy.com/zura/2024.
You are strongly urged to attend the Annual Meeting virtually. The physical location for the Annual Meeting will be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America.
What if I cannot find my Control Number?
Please note that if you do not have your Control Number and you are a registered shareholder, you will be able to login as a guest. To view the meeting webcast visit https://web.viewproxy.com/zura/2024 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting.
Where can we get technical assistance if we are having trouble accessing the meeting or during the meeting?
If you have difficulty accessing the meeting or during the meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.
For the Annual Meeting, how do we ask questions of management and the Board?
Shareholders may submit questions relevant to the proposals to be voted on at the Annual Meeting for approximately 35 days in advance of the Annual Meeting through https://web.viewproxy.com/zura/2024. We plan to spend up to 15 minutes answering appropriate stockholder questions at the conclusion of the Annual Meeting and will include as many stockholder questions that comply with the rules of conduct for the Annual Meeting as the allotted time permits. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions that are not relevant to the proposals to be voted on at the Annual Meeting will not be responded to. Questions may be submitted during the Annual Meeting through https://web.viewproxy.com/zura/2024.
When is the record date for the Annual Meeting?
The Board has fixed the record date for the Annual Meeting as of the close of business on Tuesday, September 3, 2024.
Who can vote at the Annual Meeting?
Only shareholders of record at the close of business on Tuesday, September 3, 2024 will be entitled to vote at the Annual Meeting or any adjournment thereof. On this record date, there were a total of 63,774,174 Class A ordinary shares of the Company outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name
If on Tuesday, September 3, 2024, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If on Tuesday, September 3, 2024, your shares were held, not in your name, but rather in an account at a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name” and that organization is responsible for delivering the Notice to you. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares via the Internet, including by providing you with a 16-digit control number via email or on your Notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares over the Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other shareholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are three matters scheduled for a vote:
•
Proposal 1 — To elect, by ordinary resolution, nine (9) nominees for director to the Company’s Board to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal (“Proposal 1”);

•
Proposal 2 — To ratify, by ordinary resolution, the appointment by the Audit Committee of the Company’s Board (the “Audit Committee”) of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and until the next annual general meeting of shareholders to be held in 2025 (“Proposal 2”); and

•
Proposal 3 — To approve, by ordinary resolution, the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals (the “Adjournment Proposal” and together with Proposal 1 and Proposal 2, the “Proposals”).

What if another matter is properly brought before the meeting?
As of the date hereof, the Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card.
How do I vote?
If you are a shareholder of record and your shares are registered directly in your name, you may vote:
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By Internet.   To vote through the internet, go to www.AALvote.com/ZURA to complete an electronic proxy card. You will be asked to provide the company number and control number from the proxy card. Your Internet vote must be received by 11:59 p.m., Eastern time, on Tuesday, October 22, 2024 to be counted.

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By Proxy Card.   Complete and mail the proxy card, which you may have received by mail, and return it promptly in the envelope provided. If you return your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

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Virtually at the Annual Meeting.   Registered holders may vote during the Annual Meeting via the Internet using the control number indicated on your proxy card or voting instruction form by going to www.AALvote.com/ZURA.

If your shares are held in “street name” (i.e., held for your account by a broker, bank or other nominee), you should receive a notice containing voting instructions from that organization rather than from us. You should follow the instructions in the notice to ensure your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee or contact your broker, bank or other nominee to request a proxy form.
How many votes do I have?
On each matter to be voted upon, you have one vote for each Class A ordinary share you own as of Tuesday, September 3, 2024.
What are the Board’s recommendations on how to vote my shares?
Our Board recommends that you vote your shares “FOR” each of the director nominees named in this proxy statement to hold office until the 2025 annual general meeting of shareholders, “FOR” the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm, and “FOR” approval of the Adjournment Proposal.
Who will solicit the proxies and pay the cost of soliciting proxies for the Annual Meeting?
We will pay the cost of soliciting proxies for the Annual Meeting. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Alliance Advisors, LLC a fee of approximately $18,750 and will reimburse Alliance Advisors, LLC for its reasonable out-of-pocket expenses and indemnify it and its affiliates against certain claims, liabilities, losses, damages, and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of the Class A ordinary shares and in obtaining voting instructions from those owners.
What if I return a proxy card or otherwise vote without giving specific voting instructions?
If you return a signed and dated proxy card or otherwise vote without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using that individual’s best judgment.
If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens?
If your shares are held in street name and you do not instruct your broker, bank or other nominee how to vote your shares, your broker, bank or other nominee may under certain circumstances be able to vote your shares in its discretion. Brokers, banks and other nominees can vote your shares on “routine” matters, but cannot vote such shares on “non-routine” matters. The approval of Proposal 1 is a non-routine matter meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. We encourage you to provide voting instructions to your broker, bank or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker, bank or other nominee about how to submit your proxy to them at the time you receive this Proxy Statement.
If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions included in the proxy materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Shareholder of Record: Shares Registered in Your Name
Yes. If you are the shareholder of record for your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in one of the following ways:
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by notifying our Secretary in writing at 1489 W. Warm Springs Rd. #110 Henderson, Nevada 89014 that you are revoking your proxy, provided such notice is received before the Annual Meeting;

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by submitting another properly completed proxy with a later date, provided we receive it before the Annual Meeting;

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by transmitting a subsequent vote over the Internet prior to 11:59 p.m., Eastern time, on Tuesday, October 22, 2024; or

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by attending the Annual Meeting and voting via the Internet using the unique join link sent to you once properly registered at https://web.viewproxy.com/zura/2024.

Your last vote, whether prior to or at the Annual Meeting, is the vote that we will count.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If your shares are held in “street name”, you must contact your broker, bank or other nominee for instructions as to how to change your vote. Your attendance at the Annual Meeting does not revoke your proxy.
How is a quorum reached?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the issued and outstanding Class A ordinary shares entitled to vote are present at the Annual Meeting in person or represented by proxy. On the record date, there were 63,774,174 Class A ordinary shares issued and outstanding and entitled to vote. Thus, the holders of 31,887,088 Class A ordinary shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend in person at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If a quorum is not present within half an hour from the time appointed for the meeting to commence or if, during the meeting, a quorum ceases to be present, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If, at the adjourned meeting, a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present shall be a quorum.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in street name does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other nominee cannot vote the shares. When there is at least one “routine” matter that the broker, bank or other nominee votes on, the shares that are un-voted on “non-routine” matters are counted as “broker non-votes.” Proposal 2 and Proposal 3 are “routine” matters and we therefore expect brokers, banks or other nominees to vote on those proposals. Proposal 1 is considered to be “non-routine” and we therefore expect broker non-votes to exist in connection with that proposal.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What vote is required to approve each proposal and how are votes counted?
The vote required to approve the matter scheduled for a vote at the Annual Meeting is set forth below:
Proposal Number	Proposal Description	Vote Required for Approval	Broker Discretionary Voting Allowed?
1	Election of Directors	“For” votes from the holders of a majority of shares present in person or represented by proxy, entitled to vote and voting on the resolution	No
2	Ratification of the selection of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm	“For” votes from the holders of a majority of shares present in person or represented by proxy, entitled to vote and voting on the resolution	Yes
3	Approval of Adjournment Proposal	“For” votes from the holders of a majority of shares present in person or represented by proxy, entitled to vote and voting on the resolution	Yes
Majority of shares present in person or represented by proxy, entitled to vote and voting on the resolution means that a proposal that receives an affirmative vote of the holders of a majority of the Class A ordinary shares present in person or represented by proxy who are entitled to vote and do in fact vote on the matter will be approved. Broker non-votes and abstentions, if any, will not be counted “For” or “Against” Proposals 1, 2 and 3 and will have no effect on the outcome of such proposals.
Who counts the votes?
Alliance Advisors, LLC has been engaged as our independent agent to tabulate shareholder votes as the Inspector of Elections. If you are a shareholder of record, your executed proxy card should be returned directly to Alliance Advisors, LLC for tabulation. If you hold your shares through a broker, bank or other nominee, your broker, bank or other nominee will return one proxy card to Alliance Advisors, LLC on behalf of all its clients.
How can I find out the results of the voting at the Annual Meeting?
We will announce preliminary voting results at our Annual Meeting. We expect to announce final voting results in a Current Report on Form 8-K filed with the SEC no later than the fourth business day after the Annual Meeting. If final voting results are not available at that time, we will disclose the preliminary results in the Current Report on Form 8-K and, within four business days after the final voting results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.
Who should I contact if I have any additional questions?
If you have questions about the Proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card, you should contact the Company’s proxy solicitor at:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll-free at (844) 717-2302
Email at zura@allianceadvisors.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

PROPOSAL 1: ELECTION OF DIRECTORS
The Company’s Board is currently comprised of nine (9) nominees for director, each director being elected to serve until the next annual meeting or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.
Under our Memorandum and Articles of Association (“MAA”), Amit Munshi, Arnout Ploos van Amstel, Jennifer Jarrett, Neil Graham, Parvinder Thiara, Robert Lisicki, Sandeep Kulkarni, Someit Sidhu and Steve Schoch are up for election at the Annual Meeting. At the Annual Meeting, the shareholders are being asked to elect each of Amit Munshi, Arnout Ploos van Amstel, Jennifer Jarrett, Neil Graham, Parvinder Thiara, Robert Lisicki, Sandeep Kulkarni, Someit Sidhu and Steve Schoch to our Board to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or, if sooner, until the director’s earlier death, resignation or removal.
Vote Required and Board Recommendation
An ordinary resolution under our MAA is required to approve the election of directors. As a result, this Proposal 1 requires the affirmative vote of a majority of the votes cast by the shareholders present in person or represented by proxy at the Annual Meeting who are entitled to vote and do in fact vote thereon. Accordingly, only “For” votes will affect the outcome of this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES

INFORMATION REGARDING DIRECTOR NOMINEES
Subsequent to shareholder approval of this proposal, the Board will have a total of nine (9) members as follows:
Name	Age	Position(s)
Someit Sidhu	35	Director
Robert Lisicki	57	Chief Executive Officer and Director
Amit Munshi(1)(2)	56	Director, Chairman of the Board
Sandeep Kulkarni(2)(3)	43	Director
Arnout Ploos van Amstel(3)	60	Director
Steve Schoch(1)	65	Director
Jennifer Jarrett(1)	53	Director
Neil Graham(3)	65	Director
Parvinder Thiara(2)(3)	39	Director

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Nominating and Governance Committee

The following biographical information is furnished as to each nominee for election as a director:
Someit Sidhu has served as a director since March 2023. Dr. Sidhu was the Founder of the Company and served as Chief Executive Officer through April 2024. He is the Co-Founder and has been the CEO of Akaza Bioscience since 2019 and the CEO of Izana Bioscience since 2017 as well as the Co-Founder of Pathios Therapeutics. Dr. Sidhu has broad expertise covering various topics in the life sciences industry. Prior to these companies, he advised many large international pharmaceutical companies as a management consultant at McKinsey & Co, where he primarily focused on Pharmaceutical R&D and Portfolio Strategy. Dr. Sidhu gained medical experience during his time in Cardiology and General Surgery after graduating from the Oxford Medical School. We believe Dr. Sidhu is well-qualified to serve as a director due to his extensive operational and investment experience in the life sciences industry.
Robert Lisicki has served as Chief Executive Officer and a director since April 2024 and was previously our President and Chief Operating Officer since January 2024. Mr. Lisicki is an experienced executive leader with a career spanning 30 years in the biopharmaceutical industry. Mr. Lisicki has been serving on the boards of Adiso Therapeutics and Cadrenal Therapeutics, Inc. since October 2023 and July 2023, respectively. He served as the Chief Commercial Officer at Arena Pharmaceuticals from October 2018 to March 2022, a prominent biopharmaceutical company acquired by Pfizer for $6.7 billion in 2022. At Arena, Mr. Lisicki had accountability for building the company’s global commercial infrastructure and contributed to its mergers and acquisitions activities totaling nearly $8.0 billion. Prior to Arena, Mr. Lisicki served as Vice President and General Manager of Inflammation and Cardiovascular at Regeneron Pharmaceuticals. In this dual role, he led both commercial and developmental initiatives. His career also includes senior leadership roles as CEO and Board Member, InCarda Therapeutics; CCO, Daiichi Sankyo, Inc.; and VP, Amgen, with his initial experience in sales and marketing at The Janssen Pharmaceutical Companies of Johnson & Johnson. He holds a Bachelor of Science degree in Finance and Economics from the State University of New York, Albany, New York. We believe Mr. Lisicki’s vast executive management and business experience in the global biopharmaceutical industry and in-depth knowledge of product development gives him the qualifications, attributes and skills to serve as one of our directors.
Amit D. Munshi has served as Chairman of our Board since March 2023 and served as a director and the chairman of the board of directors of Legacy Zura since November 2022. Mr. Munshi also serves as a director of two U.S. subsidiaries of Zura: Zura Bio Inc. and Z33 Bio Inc. In addition, currently, Mr. Munshi is the Chief Executive Officer & President at ReNAgade Therapeutics. Mr. Munshi has also served as a member of the board of directors and audit committee of Galecto Inc. since January 2020. Prior to these roles, Mr. Munshi was President and Chief Executive Officer of Arena Pharmaceuticals Inc. from May 2016 to March 2022 and a member of their board of directors from June 2016 until March 2022, when Arena Pharmaceuticals was sold to Pfizer Inc. Mr. Munshi also served as a member of the board of directors and audit committee of Pulmatrix Inc. from June 2017 until March 2021. Previously, Mr. Munshi served as President and Chief Executive Officer and as a director of 288 Epirus Biopharmaceuticals, Inc., a biopharmaceutical company focused on biosimilars, and Percivia LLC, a biotechnology company which was sold to Johnson & Johnson. Subsequent to an asset sale, in July 2016, Epirus filed a voluntary Chapter 7 petition in the United States Bankruptcy Court for the District of Massachusetts. Prior to Epirus and Percivia, Mr. Munshi was a co-founder and served as Chief Business Officer of Kythera Biopharmaceuticals, Inc. from 2005 to 2010, which was sold to Allergan plc, and held multiple leadership positions at Amgen Inc. from 1997 to 2005, including General Manager, Nephrology Europe. He has served as the Chairman of the Board of Enterprise Therapeutics since January 2020. Mr. Munshi holds a B.S. in Economics and a B.A. in History from the University of California, Riverside, and an M.B.A. from the Peter F. Drucker School of Management at Claremont Graduate University. Mr. Munshi has more than 30 years of global biopharmaceutical industry experience in executive management, business development, product development and portfolio management. Mr. Munshi’s vast executive management and business experience in the global biopharmaceutical industry and in-depth knowledge of product development gives him the qualifications, attributes and skills to serve as one of our directors.
Arnout Ploos van Amstel has served as a director since November 2023 and has more than 30 years of business and operations experience in a wide variety of executive leadership positions and geographies in Life Sciences/Biotech. Mr. Ploos van Amstel has consistently excelled in devising and implementing comprehensive strategies across Development, Medical, and Commercial-Access domains. He founded Apaxcel Life Sciences GmbH in April 2019, a consulting company that supports biopharma customers in creating strategies that accelerate outcomes. He is currently serving as strategic consultant through Apaxcel Life Sciences GmbH. He also founded MoonLake Immuntherapeutics AG, a biotech company dedicated to next-level therapies in inflammatory diseases, and served as its chief operating officer from January 2020 to February 2022. From July 2010 to March 2019, he worked as the President and Managing Director and then Senior Vice President for Novartis, leading its Global Business Unit Immunology/Dermatology where he achieved remarkable portfolio growth, notably with the success of COSENTYX® (secukinumab), XOLAIR® (omalizumab) for chronic spontaneous urticaria (CSU), and with the consistent growth of “orphan blockbuster” ILARIS® (canakinumab). Mr. Ploos van Amstel’s experience includes leadership roles at Wyeth Pharmaceuticals and Novartis with executive positions in the US, Canada, Greece, the Netherlands and Switzerland. He was born and raised in the Netherlands and holds a Master’s degree in Economics from the University of Groningen. We believe he is well-qualified to serve as a director due to his extensive leadership and strategic experience.
Jennifer Jarrett has served as a director since March 2023 and with Legacy Zura since January 2023. Ms. Jarrett has served as Chief Operating Officer of Arcus Biosciences, a biotechnology company, since October 2020. From January 2019 through September 2020, she served as Vice President of Corporate Development and Capital Markets of Uber Technologies, a technology company, and from June 2018 to January 2019 served as Arcus Bioscience’s Chief Operating Officer and Chief Financial Officer and as its Chief Business Officer and Chief Financial Officer from March 2017 to June 2018. From March 2016 to October 2016, Ms. Jarrett was the Chief Financial Officer of Medivation, a commercial biopharmaceutical company, which was acquired by Pfizer. Before Medivation, Ms. Jarrett spent 20 years in investment banking, most recently at Citigroup where she ran the firm’s west coast life sciences investment banking practice, and prior to that at Credit Suisse and Donaldson, Lufkin & Jenrette. Ms. Jarrett currently serves on the board of Arcus Biosciences, Inc. and Syndax Pharmaceuticals, Inc., each of which is a publicly traded company, and previously served on the boards of Arena Pharmaceuticals, Inc., Audentes Therapeutics, Inc. and Consonance-HFW Acquisition Corp. Ms. Jarrett received a B.A. in Economics from Dartmouth College and her M.B.A. from the Stanford Graduate School of Business. We believe she is well-qualified to serve as a director due to her extensive finance and operational experience.
Neil Graham M.B.B.S., M.D., M.P.H., has served as a director since March 2023 and with Legacy Zura since January 2023. Dr. Graham, is an expert in immunology and inflammation with more than 30 years’ experience in global drug development and commercialization, crossing early and late-stage clinical trials in dermatology, allergy, rheumatology, virology, and pulmonology. From February 2021 to January 2022, Dr. Graham served as Chief Medical Officer of Tiziana Life Sciences LTD, a biotechnology company. Prior to Tiziana, Dr. Graham was VP-Strategic Program Direction & Immunology at Regeneron Pharmaceuticals, Inc. from April 2010 to January 2020. In previous roles, Dr. Graham served as Senior Vice President-Program & Portfolio at Vertex, Inc. from April 2007 to November 2009 and SVP-Program & Portfolio Management at Trimeris, Inc. from June 2005 to February 2007. Dr. Graham occupied the position of Chief Operating Officer at XTL Biopharmaceuticals Ltd. from January 2002 to June 2005 and was an Associate Professor at Johns Hopkins Bloomberg School of Public Health from October 1989 to March 1997. Dr. Graham currently serves on the boards of ASLAN Pharmaceuticals and Pharmaxis Ltd. Dr. Graham holds an MD, MPH, MBBS from the University of Adelaide. We believe he is well-qualified to serve as a director due to his extensive scientific and operational experience.
Parvinder Thiara has served as a member of our Board since June 2022. Mr. Thiara founded Athanor Capital in January 2017, a New York-based hedge fund manager, and currently serves as its Chief Investment Officer. Mr. Thiara has also served as a member of Tourmaline Bio, Inc.’s board of directors since September 2022. Previously, Mr. Thiara held various roles at D.E. Shaw & Co., including most recently as a Senior Vice President. Mr. Thiara earned a B.A. degree in Chemistry from Harvard College and an M.Sc. degree in Theoretical Chemistry from Oxford University as a Rhodes Scholar. We believe Mr. Thiara is qualified to serve as a director due to his medical and scientific background, combined with his significant experience as a manager and investor in the life sciences industry.
Sandeep C. Kulkarni, M.D., has served as a director of Zura since March 2023 and served as a director of Legacy Zura since March 2022. He is currently the Chief Executive Officer and co-founder of Tourmaline Bio, Inc., since September 2021. Prior to this, Dr. Kulkarni was a Managing Director at KVP Capital (“KVP”) from August 2020 to June 2022. Prior to KVP, Dr. Kulkarni served in multiple roles at RoivantSciences from July 2018 to June 2020, including as the Chief Operating Officer of its subsidiary, lmmunovant, Inc., Vice President Special Projects, and Ombudsman to the Investment Committee. From September 2017 to February 2018, Dr. Kulkarni was Senior Investment Analyst at Consonance Capital, a healthcare investment firm, and Investment Analyst on the Life Sciences team at QVT Financial LP from April 2013 to August 2017. From August 2009 to May 2012, Dr. Kulkarni was a consultant, then Project Leader at the Boston Consulting Group, Inc., where he focused on the biopharma sector. Dr. Kulkarni earned a B.A. in Economics from Harvard College and an M.D. from the University of California, San Francisco. We believe he is well-qualified to serve as a director due to his extensive leadership and finance experience.
Steve Schoch has served as a director of Zura since March 2023 and served as a director of Legacy Zura since January 2023. He served as a member of the board of directors of Arena Pharmaceuticals and chaired the Audit Committee from June 2021 until the company was acquired by Pfizer in March 2022. Mr. Schoch currently serves as Chief Operating Officer and Chief Financial Officer of FLYR Labs, a position he has held since 2022. Prior to joining FLYR Labs, Mr. Schoch served as Chief Financial Officer at 23andMe, Inc. from 2018 to 2022. Mr. Schoch served as the Chief Executive Officer of Miramax Films NY, LLC from 2012 – 2017, with overlapping service as Miramax’s Chief Financial Officer from 2011 to 2017. From 2001 to 2010, Mr. Schoch held various senior financial positions at Amgen, Inc., including Corporate Controller and divisional Financial Vice President. He served as the Executive Vice President and Chief Financial Officer of eToys, Inc. from 1999 to 2001. Prior to eToys, Inc., Mr. Schoch held a variety of financial positions in the media industry, including at The Walt Disney Company and the Times Mirror Company. Mr. Schoch holds a B.S. in Civil Engineering degree from Tufts University and a M.B.A. degree from the Tuck School of Business Administration, Dartmouth College. We believe he is well-qualified to serve as a director due to his extensive leadership and finance experience.
Board Diversity
The following Board Diversity Matrix provides the self-identified personal characteristics for our Board, in accordance with Nasdaq Stock Market LLC’s (“Nasdaq”) Listing Rule 5605(f). Each term used in the table has the definition provided in the rule and related instructions.

Board Diversity Matrix (as of April 8, 2024)
	Female	Male	Non-Binary
Part I. Gender Identity
Directors	1	8	—
Part II. Demographic background
African American or Black	—	—	—
Alaskan Native or American Indian	—	—	—
Asian	—	1	—
Hispanic or Latinx	—	—	—
Indian	—	2	—
Native Hawaiian or Pacific Islander	—	—	—
White	1	4	—
Two or More Races or Ethnicities	—	1	—
LGBTQ+	—	—	—
Did Not Disclose Demographic Background	—	—	—
Director Independence
Nasdaq requires that a majority of our Board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Based on information provided by each director concerning his or her background, employment and affiliations, our Board determined each of Amit Munshi, Sandeep Kulkarni, Arnout Ploos van Amstel, Steve Schoch, Jennifer Jarrett, Neil Graham and Parvinder Thiara is “independent” as that term is defined under Nasdaq listing standards. Our independent directors will regularly schedule meetings at which only independent directors are present. Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our independent and disinterested directors.
Information Regarding Committees of the Board of Directors
The Board has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. The Board has determined that all members of the Audit Committee, Compensation Committee and the Nominating and Governance Committee are independent are under applicable Nasdaq and SEC rules for committee memberships. The Board also determined that each member of the Audit Committee also meets the additional independence criteria set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that each member of the Compensation Committee also meets the additional independence criteria set forth in Rule 10C-l(b)(l) under the Exchange Act.
Meetings of our Board of Directors and Committees
Our Board is responsible for the oversight of our management and strategy and for establishing corporate policies. Our Board meets periodically during the year to review significant developments affecting us and to act on matters requiring Board approval. Our Board met 11 times during the fiscal year ended December 31, 2023. With respect to our Board committees, during the fiscal year ended December 31, 2023, the Audit Committee met 4 times, the Compensation Committee met 2 times and the Nominating and Governance Committee met 2. Each then-serving director attended 75% or more of the meetings of our Board and of each committee on which he or she served during fiscal year ended December 31, 2023.
Below is a description of the Audit Committee, Compensation Committee and Nominating and Governance Committee. The written charters of the committees are available on the Governance section of our investor relations website at investors.zurabio.com.

Audit Committee
The members of our Audit Committee are Amit Munshi, Jennifer Jarrett and Steve Schoch, each of whom can read and understand fundamental financial statements. Each of Amit Munshi, Jennifer Jarrett and Steve Schoch is independent under the rules and regulations of the SEC and Nasdaq listing standards applicable to Audit Committee members. Steve Schoch serves as the chair of the Audit Committee. The Board has determined that Steve Schoch qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment.
The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to the corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee the independent registered public accounting firm. Specific responsibilities of the Audit Committee include:
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helping the Board oversee corporate accounting and financial reporting processes;

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managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit the financial statements;

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discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, the interim and year-end operating results;

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developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

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reviewing related person transactions;

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obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

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approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Report of the Audit Committee
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Amit Munshi
Steve Schoch
Jennifer Jarrett
Compensation Committee
The compensation committee consists of Sandeep Kulkarni, Amit Munshi and Parvinder Thiara. The chair of the compensation committee is Sandeep Kulkarni. The Board has determined that each member of the compensation committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The primary purpose of the compensation committee is to discharge the responsibilities of the Board in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the compensation committee include:
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reviewing and approving the compensation of the chief executive officer, other executive officers and senior management;

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administering the equity incentive plans and other benefit programs;

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reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management; and

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reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy.

Compensation Committee Process and Procedures
The Compensation Committee generally meets quarterly, and with greater frequency if necessary. The Compensation Committee also acts periodically by unanimous written consent in lieu of a formal meeting. The agenda for each meeting of the Compensation Committee is usually developed by the chairperson of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation.
The charter of the Compensation Committee grants the Compensation Committee access, at the Company’s expense, to such internal and external resources (including records and personnel) as the Compensation Committee deems necessary or appropriate to fulfill its defined responsibilities, including compensation consultants, independent legal counsel and other professional advisors. The Compensation Committee has sole authority to approve fees, costs and other terms of engagement of such outside resources. The Compensation Committee also has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee.
During the past fiscal year, the Compensation Committee engaged Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”) as a Compensation Consultant. The Compensation Committee requested that Aon:
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develop a comparative peer group of companies and perform analyses of competitive performance and compensation levels for that group;

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provide competitive market data based on the compensation peer group for the Company’s executive officer positions, as well as broader technology company survey data, and evaluate how the compensation the Company pays its executive officers compares both to the Company’s performance and to how companies in the compensation peer group and broader technology industry compensate their executives;

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develop recommendations for compensation of the Company’s executive officer positions and present such recommendation to the Compensation Committee; and

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provide guidance on other compensation topics including, equity design and programs, burn rates and overhang levels, initial public offering equity compensation plans, and ad hoc market data and practices.

Generally, the Compensation Committee’s process for determining executive compensation comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than our Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by our Chief Executive Officer. The evaluation of our Chief Executive Officer’s performance is conducted by the Compensation Committee, which determines any adjustments to our Chief Executive Officer’s compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.
Nominating and Governance Committee
The nominating and governance committee consists of Arnout Ploos van Amstel, Neil Graham, Sandeep Kulkarni and Parvinder Thiara. The chair of the nominating and governance committee is Parvinder Thiara. The Board has determined that each member of the nominating and governance committee is independent under the Nasdaq listing standards.
Specific responsibilities of the nominating and governance committee include:
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identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by shareholders, to serve on the Board;

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considering and making recommendations to the Board regarding the composition and chairmanship of the committees of the Board;

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developing and making recommendations to the Board regarding corporate governance guidelines and matters; and

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overseeing periodic evaluations of the performance of the Boards, including its individual directors and committees.

Shareholder Recommendations
The Nominating and Governance Committee will consider written recommendations from shareholders for director candidates. The Nominating and Governance Committee considers persons recommended by our shareholders in the same manner as a nominee recommended by our Board members, management or a third-party executive search firm in accordance with the criteria described above. The Nominating and Governance Committee evaluates candidates recommended by stockholders using the same criteria it applies to evaluate other candidates. Shareholders who wish to recommend a director candidate should submit the candidate’s name and background information in writing to our Corporate Secretary at 1489 W. Warm Springs Rd. #110, Henderson, Nevada 89014. Nominating shareholders and nominees must satisfy the requirements set forth in our MAA. Any notice of director nomination submitted to Zura must comply with any additional requirements of Rule 14a-19(b) under the Exchange Act.
Guidelines for Selecting Director Nominees
The guidelines for selecting nominees, which are specified in the nominating and governance committee charter, generally provide that persons to be nominated:
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should have demonstrated notable or significant achievements in business, education or public service;

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should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

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should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The nominating and governance committee considers a number of qualifications relating to management and leadership experience, background, integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating and governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix (including gender, ethnic background and country of origin) of board members. The nominating and governance committee does not distinguish among nominees recommended by shareholders and other persons.
Board of Directors Leadership Structure
Our Board has an independent chairman, Mr. Amit Munshi, who has authority, among other things, to call and preside over meetings of the Board, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman of the Board has substantial ability to shape the work of the Board. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, we believe that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its shareholders. As a result, we believe that having an independent Chairman can enhance the effectiveness of the Board as a whole.
Role of the Board in Risk Oversight
A key function of our Board is informed oversight of our risk management process. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. Our Board and its committees consider specific risk topics, including risks associated with our strategic plan, business operations, capital structure, information technology, data privacy and cyber security. It is the responsibility of the committee chairpersons to report findings regarding material risk exposures to our Board.
Our Audit Committee has the responsibility to consider and discuss with management and the Company’s independent registered public accounting firm, as appropriate, our guidelines and policies with respect to financial risk management and financial risk assessment, including our major financial risk exposures and the steps taken by management to monitor and control these exposures. In addition, the Audit Committee considers risks relating to data privacy, technology and information security, including cyber security, and back-up of information systems and the steps the Company has taken to monitor and control such exposures. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. Our Nominating and Governance Committee oversees and reviews with management our major legal compliance risk exposures and the steps management has taken to monitor or mitigate such exposures. In connection with its reviews of our business operations and corporate functions, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. While our Board and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to our Board and its committees on such matters.
Communications with the Board
Our relationship with our shareholders is an important part of our corporate governance program. Engaging with shareholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our shareholder outreach includes road shows, conferences and meetings. We also communicate with our shareholders and other stakeholders through various media, including our SEC filings, proxy statement, news releases and our website. Our webcasts for quarterly earnings releases are open to all. These webcasts are available in real time and are archived on our website for a period of time.

Any interested person may communicate directly with the chairperson of the Board or the non-management or independent directors as a group. Persons interested in communicating directly with the independent or non-management directors regarding their concerns or issues may do so by addressing written correspondence to a particular director, or to the independent or non-management directors generally, in care of 1489 W. Warm Springs Rd. #110 Henderson, NV 89014, Attention: Corporate Secretary. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the chairperson of the Audit Committee, Compensation Committee, or Nominating and Governance Committee, as applicable.
Code of Ethics
The Board has adopted a Code of Ethics. The Code of Ethics applies to all of our employees, officers, and directors. The full text of the Code of Ethics has been posted on our website, which can be found at investors.zurabio.com. We intend to disclose future amendments to, or waivers of, our Code of Ethics, as and to the extent required by SEC regulations, at the same location on our website identified above or in public filings. Information contained on our website is not incorporated by reference into this Proxy Statement, and you should not consider the information contained on our website to be part of this Proxy Statement.
Hedging Policy
Our Board has adopted an insider trading policy, which prohibits hedging or monetization transactions with respect to our securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. In addition, our insider trading policy prohibits trading in derivative securities related to our securities, which include publicly traded call and put options, engaging in short selling of our securities, purchasing our securities on margin or holding it in a margin account and pledging our shares as collateral for a loan.
Incentive Compensation Recoupment Policy
The compensation committee has adopted an Incentive Compensation Recoupment Policy (the “Clawback Policy”) for recoupment of incentive compensation in accordance with new SEC requirements and Nasdaq listing standards. The Clawback Policy provides for the repayment of any incentive compensation paid to our current or former executive officers, where the payments were granted, earned or vested in whole or in part on the attainment of a financial reporting measure and the Company is being required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws. The Clawback Policy applies to incentive compensation received by a covered officer on or after October 2, 2023.

PROPOSAL 2: RATIFICATION OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board has selected WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. Withum has served as our independent registered public accounting firm since March 29, 2023. Representatives of Withum are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our MAA nor other governing documents or law require shareholders’ ratification of the selection of Withum as our independent registered public accounting firm. However, the Board is submitting the selection of Withum to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.
Changes in Registrant’s Certifying Accountant
Dismissal of Marcum LLP and Engagement of WithumSmith+Brown, PC
As previously disclosed, on March 29, 2023, following the close of the Company’s business combination (the “Business Combination”) with JATT Acquisition Corp. (“JATT”), Marcum LLP (“Marcum”) was dismissed as our independent registered public accounting firm. On the same date, Withum was engaged as our new independent registered public accounting firm for the audit as of and for the year ended December 31, 2023. The dismissal of Marcum and appointment of Withum was done in connection with the closing of the Business Combination and approved by our Audit Committee.
Marcum’s report of independent registered public accounting firm dated March 28, 2023 on the balance sheet of our predecessor, JATT, as of December 31, 2022, the related statements of operations, shareholders’ deficit and cash flows for the period from March 10, 2021 (JATT’s inception) through December 31, 2022 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.
During the period from March 10, 2021 (JATT’s inception) through December 31, 2022 and the subsequent interim period through March 29, 2023, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on JATT’s financial statements for such periods. During the period from March 10, 2021 (JATT’s inception) through December 31, 2022 and the subsequent interim period through March 29, 2023, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) other than the material weakness in internal controls identified by management related to the lack of ability to account for complex financial instruments and the improper accounting and reporting in the JATT’s historical financial statements of certain proceeds from the JATT’s initial public offering.
During the period from March 10, 2021 (JATT’s inception) through December 31, 2022 and the subsequent interim period through March 29, 2023, (i) the Company did not (a) consult with Withum as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (b) receive a written report or oral advice that Withum concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Company did not consult Withum on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We previously provided Marcum with a copy of the disclosures regarding the dismissal reproduced in this proxy statement and received a letter from Marcum addressed to the SEC stating that they agree with the above statements. This letter was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on February 23, 2024.
Principal Accountant Fees and Services
The following tables present the aggregate fees billed by Withum and Marcum for the fiscal year ended December 31, 2023.
Withum
Fiscal Year
Withum	2023
Audit fees(1)	$290,000
Audit-related fees(2)	430,309
Tax fees	—
All other fees(3)	33,684
Total fees	$753,993

(1)
“Audit fees” consisted of fees billed for professional services rendered for the audit of our year-end financial statements and review of our quarterly financial statements.

(2)
“Audit-related fees” consisted of fees billed for services in connection with statutory and regulatory filings or engagements, including review of SEC registration statements and related consents.

(3)
“All other fees” consisted of fees billed for certain data security and technology services.

Marcum
Fiscal Year
Marcum	2023
Audit fees	$—
Audit-related fees(1)	27,810
Tax fees	—
All other fees	—
Total fees	$27,810

(1)
“Audit-related fees” consisted of fees billed for services normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements, including review of SEC registration statements and related consents.

Pre-Approval Policies and Procedures
Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
Our Audit Committee has determined that the rendering of services other than audit services by our independent registered public accounting firm is compatible with maintaining the principal accountant’s independence.

Vote Required and Board Recommendation
An ordinary resolution under our MAA is required to ratify the selection by the Audit Committee of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2024. As a result, this Proposal 2 requires the affirmative vote of a majority of the votes cast by the shareholders present in person or represented by proxy at the Annual Meeting who are entitled to vote and do in fact vote thereon.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3: APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING
Overview
The Adjournment Proposal, if approved, will allow the chair of the Annual Meeting to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Annual Meeting to approve any or all of the other Proposals. In no event will the Annual Meeting be adjourned beyond the date by which it may properly do so under our MAA and Cayman Islands law.
Consequences if Shareholder Approval is Not Obtained
If the Adjournment Proposal is not approved by our shareholders, the chair of the Annual Meeting will not adjourn the Annual Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Meeting to approve any or all of the Proposals.
Vote Required
An ordinary resolution under our MAA is required to approve the adjournment of the Annual Meeting to a later date. As a result, this Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting who are entitled to vote and do in fact vote thereon.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ADJOURNMENT PROPOSAL

EXECUTIVE OFFICERS
The following table sets forth, for our executive officers, their ages and position held with us as of the date of this proxy statement:
Name	Age	Position(s)
Executive Officers
Robert Lisicki	57	Chief Executive Officer and Director
Verender Badial	52	Chief Financial Officer
Kim Davis	57	Secretary and Chief Legal Officer
Kiran Nistala	52	Chief Medical Officer and Head of Development
Michael Howell	48	Chief Scientific Officer
Gary Whale	51	Chief Technology Officer
The background of Mr. Lisicki is described above under “Information Regarding Director Nominees.”
Verender S. Badial, has served as our Chief Financial Officer since March 2023 and was previously JATT’s chief financial officer since July 2021. He has more than 20 years of experience as an investment banker and is currently Managing Director of Cryfield Investments, which he founded in 2015 and is responsible for the corporate finance services and capital fundraising activities. Between 1997 and 2015, Mr. Badial held executive functions in the Equity Capital Markets departments of Rothschild (ABN AMRO) and Societe Generale, allowing him to leverage rich experience in structuring and executing equity capital markets transactions as well as building up an extensive network. Mr. Badial also held the role of Managing Director with Rothschild (ABN AMRO) and Societe Generale within the investment banks and is experienced in both buy- and sell-side advisory transactions incorporating leveraged and structured equity and debt finance solutions with a key focus on financial sponsor portfolios in pharma and healthcare. Mr. Badial brings unique capabilities for the target identification and business combination processes based on his expertise from acquiring and funding numerous corporates, raising capital for M&A and IPOs coupled with significant expertise in analyzing potential financial or management improvements to operational businesses. Mr. Badial graduated with an honor’s degree from the London School of Economics & Political Science.
Kim Davis has served as Secretary and Chief Legal Officer since March 2023 and served in such positions at Legacy Zura since September 2022. Previously, Ms. Davis served as Vice President, Deputy General Counsel and Chief Compliance Officer of Arena Pharmaceuticals, Inc. from 2020 until its acquisition by Pfizer in September 2022. From 2014 to 2020, Ms. Davis was Vice President and Chief Compliance Officer of Kaleo, Inc. From 2011 to 2014, Ms. Davis was Vice President and Health Care Law & Compliance Officer of Impax Laboratories, Inc. (now Amneal Pharmaceuticals LLC). In previous roles, Ms. Davis was Executive Director from 2008 to 2011 and Associate General Counsel from 2000 to 2008 at Amgen, Inc. Ms. Davis holds a Juris Doctor from Pepperdine University School of Law, and a Bachelor of Arts in Business Management from Sweet Briar College.
Kiran Nistala has served as Chief Medical Officer and Head of Development since November 2023. He is an experienced physician and immunologist with nearly two decades of expertise in translational medicine and the strategic design of clinical trials, spanning a diverse spectrum of medical disorders. His primary areas of specialization encompass rheumatology, dermatology, and respiratory disorders. From March 2020 to October 2023, Dr. Nistala served as the Vice President of late-stage clinical development in Immunology at AstraZeneca, where he was instrumental to their therapeutic build in autoimmune disease. His primary focus was on immunology programs aimed at addressing conditions such as lupus, myositis, and eosinophilic disorders. He led the clinical team and set the strategy for AstraZeneca’s scleroderma Phase 3 trial. Prior to his tenure at AstraZeneca, Dr. Nistala held a series of increasingly senior positions at GlaxoSmithKline from December 2015 to February 2020, where his contributions ranged from pivotal roles in research strategy, immune safety governance boards, design of clinical protocols and championing translational medicine initiatives. In addition to his corporate roles, Dr. Nistala served as an Honorary Consultant in pediatric rheumatology at Great Ormond Street Hospital for Children NHS Foundation Trust in the United Kingdom, demonstrating his commitment to both academic and clinical excellence. Dr. Nistala earned a bachelor’s degree in Psychology from the University of Cambridge in 1993, an MBBS in 1996 and a PhD in Immunology in 2010 from University College London, and completed his scientific training with a prestigious Clinician Scientist Fellowship from the Wellcome Trust in 2015.
Michael Howell has served as Chief Scientific Officer since April 2023, and previously served as Senior Vice President for Translational Medicine of Legacy Zura since December 2022. Dr. Howell concurrently serves as Founder of Mountaineer Biosciences, Inc. since January 2022, as Scientific Advisor of Ornovi, Inc. since August 2020 and as Co-Founder of Galileo Biosystems Inc. since June 2021. From August 2020 to November 2022, Dr. Howell was Chief Scientific Officer of DermTech, Inc. Prior to this, Dr. Howell was Senior Director of Translational Medicine of Incyte Corporation from October 2016 to August 2020. In previous roles, Dr. Howell was Principal Scientist and Associate Director at MedImmune, LLC from December 2013 to November 2016, Senior Director of Biomarker and Discovery Research at the Immune Tolerance Network from June 2012 to December 2013, and Principal Scientist of Boehringer Ingelheim GmbH from April 2010 to August 2012. Dr. Howell holds a Bachelor of Science in Biology and Chemistry from Messiah University and a Ph.D. in Microbiology and Immunology from West Virginia University School of Medicine.
Gary Whale has served as Chief Technology Officer since March 2023 and served in such position at Legacy Zura since February 2023. Before joining Legacy Zura, Dr. Whale was employed as Vice President, Global Head of Technical Operations at EUSA Pharma, from May 2020 until the company was successfully sold in 2022 to a larger Italian specialty care company, Recordati S.p.A. Prior to this, from January 2018 to April 2020, Dr. Whale was Chief Operating Officer at VHsquared, a biotech start-up company. From March 2014 to January 2018, Dr. Whale was VP CMC & Manufacturing Operations at VHsquared. Previously, Dr. Whale spent a number of years at other companies, including: Emergent BioSolutions from January 2007 to June 2013, Microscience Ltd from September 2002 to May 2007 and Proctor and Gamble from November 1996 to October 1999, all of which were in a technical operations role. Dr. Whale holds a bachelor’s degree in Biochemistry and a master’s degree in Microbiology from the University of London, and a PhD in the purification and characterization of bacterial cell surface antigens from Robert Gordon University.

EXECUTIVE COMPENSATION
The following tables and narrative disclosure set forth information concerning the total compensation of the following persons, whom we refer to as our “named executive officers”: (i) our Chief Executive Officer and our Chief Financial Officer, (ii) our next two most highly compensated executive officers on December 31, 2023 and (iii) two individuals who would have been included in this disclosure but for the fact that such individuals were not serving as executive officers as of December 31, 2023.
•
Someit Sidhu, our former Chief Executive Officer;1

•
Verender Badial, our Chief Financial Officer;

•
Kim Davis, our Chief Legal Officer;

•
Michael Howell, our Chief Scientific Officer;

•
Chris Cabell, our former Chief Medical Officer and Executive Vice President2; and

•
Preston Klassen, our former President and Chief Operating Officer.3

1
Dr. Sidhu resigned as our Chief Executive Officer, effective April 8, 2024.

2
Dr. Cabell resigned as our Chief Medical Officer and Executive Vice President, effective January 15, 2024.

3
Dr. Klassen resigned as our President and Chief Operating Officer, effective April 11, 2023.

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Someit Sidhu(5)(6) Former Chief Executive Officer	2023	415,519	131,991	—	10,202,828	—	10,750,338
Verender Badial(6) Chief Financial Officer	2023	328,505	133,496	—	3,008,526	—	3,470,527
Kim Davis Chief Legal Officer	2023	425,000	274,250	2,580,076	1,580,520	7,438	4,867,284
Michael Howell Chief Scientific Officer	2023	394,167	165,000	599,430	1,458,944	8,450	2,625,991
Chris Cabell(7) Former Chief Medical Officer and Executive Vice President	2023	438,360	264,920	849,194	2,066,835	9,400	3,628,709
Preston Klassen(8) Former President and Chief Operating Officer	2023	111,889	196,800	—	4,249,585	—	4,558,274

(1)
The amounts in this column represent the total annual performance-based cash bonuses paid to our named executive officers other than Dr. Klassen for the year ending December 31, 2023 and, as applicable, sign-on cash bonuses paid during the year ending December 31, 2023 in the following amounts: Ms. Davis — $121,250, Dr. Howell — $45,000, Dr. Cabell — $170,920 and Dr. Klassen — $196,800.

(2)
The amounts reported in this column represent the aggregate grant date fair value of restricted stock unit awards (“RSUs”) granted to our named executive officers, computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in Note 2 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.
(3)
The amounts reported in this column represent the aggregate grant date fair value of the stock options granted to our named executive officers, computed in accordance with FASB ASC Topic 718. For Dr. Klassen only, $601,396 of the amount reported in this column represents the incremental fair value of the accelerated vesting of his unvested options that were outstanding as of his termination on April 11, 2023 pursuant to the terms of his separation agreement with the Company, as described below in the narrative to this Summary Compensation Table under the heading “Potential Payments Upon Termination or Change in Control.” The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 2 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

(4)
The amounts reported in this column for Ms. Davis and Drs. Howell and Cabell represent employer matching contributions to their respective 401(k) plan contributions during the relevant year.

(5)
Dr. Sidhu resigned from his role as the Company’s Chief Executive Officer effective April 8, 2024. He continues to serve on the Board as a non-independent director.

(6)
The compensation reported in this table for Dr. Sidhu and Mr. Badial has been converted from GBP to USD using the average exchange rate for the year ended December 31, 2023 of 1 GBP = USD$1.24.

(7)
Dr. Cabell resigned from the Company effective January 15, 2024.

(8)
Dr. Klassen resigned from the Company effective April 11, 2023.

Narrative to the Summary Compensation Table
We review compensation annually for all employees, including our named executive officers. In setting our named executive officers’ base salaries and bonuses and granting equity incentive awards, we seek to align pay for performance and consider, among other factors, compensation for comparable positions in the market, the historical compensation levels of our named executive officers, individual performance as compared to our expectations and objectives, our desire to motivate our named executive officers to achieve short- and long-term results that are in the best interests of our shareholders, and a long-term commitment to our company.
Base Salaries
In 2023, each of the named executive officers received an annual base salary to compensate them for services rendered to us. The base salary payable to each named executive officer was intended to provide a fixed component of compensation reflecting such executive’s skill set, experience, role, and responsibilities.
Annual Cash Bonuses
In 2023, each named executive officer was eligible to earn his/her bonus based on the attainment of company and individual performance metrics, as determined by the Board, in its discretion. The actual annual cash bonuses awarded to each named executive officer for 2023 performance are set forth above in the Summary Compensation Table in the column titled “Bonus”.
Equity-Based Incentive Awards
In 2023, we granted stock option and RSU awards to our named executive officers, as shown in more detail in the “Outstanding Equity Awards at Fiscal Year-End Table” below. Any awards that were granted prior to the closing of the Business Combination were made pursuant to our 2022 Equity Incentive Plan and then upon the closing of the Business Combination, substituted for equivalent awards under our 2023 Equity Incentive Plan (as may be amended from time to time, our “2023 Plan”). Awards granted to our named executive officers following the closing of our Business Combination were made under the 2023 Plan. Stock options and RSUs typically vest over a period of four years from the date of grant, subject to the named executive officer’s continued service to us through each applicable vesting date.

Employment Agreements with Our Named Executive Officers
Someit Sidhu
On April 7, 2023, the Company entered into a Service Agreement with its Chief Executive Officer, Dr. Someit Sidhu (the “Sidhu Agreement”), effective as of March 20, 2023, which was terminated on April 8, 2024. The terms of the Sidhu Agreement provided the following compensation and benefits while he was employed as Chief Executive Officer:
•
Annual salary equal to $527,000 (converted from GBP to USD using the average exchange rate for the year ended December 31, 2023 of 1 GBP = USD$1.24).

•
Eligibility to earn a discretionary bonus.

•
Participation in the Company’s benefit plans and reimbursement of Dr. Sidhu’s reasonable travel, hotel and entertainment expenses.

During 2023, the Sidhu Agreement also provided for certain payments and benefits in connection with a termination of employment, as described below under the heading “Potential Payments Upon Termination or Change in Control.”
Verender Badial
On April 7, 2023, the Company entered into a Service Agreement with its Chief Financial Officer, Verender Badial (the “Badial Agreement”), effective as of March 20, 2023. The terms of the Badial Agreement are substantially the same as the Sidhu Agreement except that Mr. Badial’s salary is $416,640 (converted from GBP to USD using the average exchange rate for the year ended December 31, 2023 of 1 GBP = USD$1.24). During 2023, the Badial Agreement also provided for certain payments and benefits in connection with a termination of employment, as described below under the heading “Potential Payments Upon Termination or Change in Control.”
Kim Davis
On November 23, 2022, the Company entered into an Offer Letter Agreement with its Chief Legal Officer and Corporate Secretary, Ms. Kim Davis (the “Davis Agreement”), effective as of November 23, 2022. The terms of the Davis Agreement provide the following compensation and benefits while she is employed on an at-will basis as Chief Legal Officer and Corporate Secretary:
•
Annual salary equal to $425,000.

•
Eligibility to earn a discretionary bonus.

•
Participation in the Company’s benefit plans.

Michael Howell
On November 30, 2022, the Company entered into an Offer Letter Agreement with its current Chief Scientific Officer and former Senior Vice President for Translational Medicine, Dr. Michael Howell (the “Howell Agreement”), effective as of December 1, 2022. The terms of the Howell Agreement provide the following compensation and benefits while he is employed on an at-will basis as Chief Scientific Officer:
•
Annual salary equal to $380,000.

•
Eligibility to earn a discretionary bonus.

•
Participation in the Company’s benefit plans.

Chris Cabell
On January 16, 2023, Zura Bio Group entered into a Service Agreement with its Chief Medical Officer and Executive Vice President, Dr. Chris Cabell (the “Cabell Agreement”), effective as of January 10, 2023. The terms of the Cabell Agreement provide the following compensation and benefits while he is employed on an at-will basis as Chief Medical Officer and Executive Vice President:

•
Annual salary equal to $470,000.

•
Eligibility to earn a discretionary bonus.

•
Participation in the Company’s benefit plans.

Preston Klassen
On January 23, 2023, the Company entered into an Offer Letter Agreement with its President and Chief Operating Officer, Dr. Preston Klassen (the “Klassen Agreement”), effective as of February 1, 2023. The terms of the Klassen Agreement provide the following compensation and benefits while he is employed on an at-will basis as President:
•
Annual salary equal to $530,000.

•
One-time sign-on bonus of $196,800.

•
Eligibility to earn a discretionary bonus.

•
Participation in the Company’s benefit plans.

Potential Payments Upon Termination or Change in Control
Regardless of the manner in which a named executive officer’s service terminates, each named executive officer is entitled to receive amounts earned during his or her term of service, including unpaid salary and unused vacation.
Someit Sidhu
While the Sidhu Agreement was in effect, it could be terminated by either party giving the other not less than three (3) months’ prior notice, subject to the Company’s right to buy out the three month notice period in its discretion by providing garden leave and its right to terminate the Sidhu Agreement immediately for cause (as defined under the Sidhu Agreement) without further payment of compensation except as required by law or for reimbursement of eligible incurred expenses. If Dr. Sidhu’s employment were terminated by the Company without cause, Dr. Sidhu would be entitled to receive severance payments equal to six (6) months’ salary, subject to signing a release and complying with the obligations under his agreement. The Sidhu Agreement also contained certain customary obligations, including confidentiality and cooperation.
As previously disclosed, Dr. Sidhu’s service as the Company’s Chief Executive Officer terminated effective April 8, 2024. In connection with Dr. Sidhu’s separation from the Company, the parties entered into a settlement agreement pursuant to which the Company agreed, so long as Dr. Sidhu did not revoke the agreement and met his obligations thereunder, to pay Dr. Sidhu his due salary as of April 8, 2024, $139,173 in lieu of the notice required under the Sidhu Agreement, $139,173 as compensation for the termination of his employment and $278,346 as a severance payment. In addition, the Company accelerated the vesting of Dr. Sidhu’s stock option grants of 1,950,000 Class A ordinary shares (“Sidhu Option Shares”), with 1,000,000 Sidhu Option Shares fully exercisable as of April 8, 2024 and 250,000 Sidhu Option Shares to be vested in equal tranches on each of the first, second and third anniversaries of April 8, 2024. Further, the Company determined that 700,000 Sidhu Option Shares are fully exercisable until their expiration date due to Dr. Sidhu’s integral participation in a previous capital raise within 12 months of April 8, 2024. The separation agreement also contains a release of claims and incorporates customary obligations of confidentiality and non-disparagement. Dr. Sidhu continues to serve as a non-independent director on our Board.
Verender Badial
It is anticipated that the Company will provide notice to terminate Mr. Badial’s employment without cause (as defined in the Badial Agreement) once the Company employs a successor Chief Financial Officer, at which point Mr. Badial would be entitled to severance payments equal to six (6) months’ salary, subject to signing a release and complying with the obligations under his agreement. The Badial Agreement also contains certain customary obligations, including confidentiality and cooperation.

Chris Cabell
As previously disclosed, Dr. Cabell resigned as the Company’s Chief Medical Officer and Executive Vice President effective January 15, 2024. The Company and Dr. Cabell entered into a severance agreement providing that, following his separation from the Company, so long as Dr. Cabell did not revoke the agreement and met his obligations thereunder, (i) 67,525 of the stock options previously granted to him would become vested and exercisable, (ii) 40,515 of the RSUs previously granted to him would immediately vest and become exercisable and (iii) Dr. Cabell would receive cash severance payments of $19,593, representing an amount equal to his base salary through January 15, 2024, and $94,000, representing an amount equal to 50% of the target annual bonus for fiscal year ended 2023 under the Cabell Agreement. The separation agreement also contains a release of claims and incorporates customary obligations of confidentiality and non-disparagement.
Preston Klassen
As previously disclosed, Dr. Klassen resigned as the Company’s President and Chief Operating Officer effective April 11, 2023. The Company and Dr. Klassen entered into a separation agreement providing that, following his separation from the Company, Dr. Klassen would cooperate with the Company on matters that he worked on during his employment. The separation agreement also provided that, so long as Dr. Klassen did not revoke the agreement and met his obligations thereunder, 59,594 of the stock options previously granted to him would become vested and exercisable, with any shares purchased under the option subject to an 18-month lockup period. Dr. Klassen would be able to exercise the vested option by electing a net cashless exercise for purposes of both paying the exercise price and meeting minimum required tax withholding requirements. The separation agreement also contains a release of claims and incorporates customary obligations of confidentiality and non-disparagement.
Other Compensation and Benefits
All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental and vision plans, in each case on the same basis as all of our other employees. We pay the premiums for the medical, group life, disability, and accidental death and dismemberment insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. None of our named executive officers participated in any defined benefit pension plans or any non-qualified deferred compensation plans for the fiscal year ended December 31, 2023. The Company does not make any gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.
Retirement Benefits
We maintain a 401(k) retirement savings plan for our U.S.-based employees, including our U.S.-based named executive officers, who satisfy certain eligibility requirements. We make a 401(k) employer matching contribution of 6% of 100% of an employee’s elective deferral up to the qualified retirement plan contribution limits. Our U.S.-based named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time U.S.-based employees. Our 401(k) plan is intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our U.S.-based employees, including our U.S.-based named executive officers, in accordance with our compensation policies.
In accordance with the U.K. Pensions Act 2008 (the “Pensions Act”), we have established a workplace pensions scheme available for all our employees in the UK, including our named executive officers in the UK, which is equivalent to a defined contribution plan. In accordance with the Pensions Act, all eligible employees are automatically enrolled upon joining our company unless they advise they wish to opt out. As defined by the Pensions Act, the current required contributions are 5% employee and 3% employer. We match employee contributions up to a maximum of 6%. Contributions made by us vest immediately.

Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information regarding outstanding equity awards for each of our named executive officers as of December 31, 2023:
		Option Awards				Stock Awards
Name	Date Granted	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Someit Sidhu	5/18/2023(2)	—	1,950,000	0.01	5/18/2033	—	—
Verender Badial	5/18/2023(2)	—	575,000	0.01	5/18/2033	—	—
Kim Davis	3/15/2023(3)	—	206,547	1.20	3/15/2033	—	—
	5/18/2023(4)	—	—	—	—	492,381	2,299,419
Michael Howell	3/15/2023(3)	—	190,659	1.20	3/15/2033	—	—
	5/18/2023(4)	—	—	—	—	114,395	534,225
Chris Cabell	3/15/2023(3)	—	270,100	1.20	3/15/2033	—	—
	5/18/2023(4)	—	—	—	—	162,060	756,820
Preston Klassen	3/15/2023(5)	59,594	—	1.20	3/15/2033	—	—

(1)
This amounts in this column represent the market value of the shares of our common stock underlying the stock awards as of December 31, 2023, based on the closing price of our common stock, as reported on Nasdaq, of $4.67 per share on December 29, 2023, the last trading day of the 2023 fiscal year.

(2)
This option award, which was granted under our 2023 Plan, vests over a period of four years with 25% of the shares underlying the option having vested on May 18, 2024 and 2.083% of the shares underlying the option vesting on a monthly basis thereafter, subject to continued service through each vesting date.

(3)
This option award, which was granted under our 2023 Plan, vests over a period of four years with 25% of the shares underlying the option vesting having vested March 15, 2024 and 2.083% of the shares underlying the option vesting on a monthly basis thereafter, subject to continued service through each vesting date.

(4)
This RSU award, which was granted under our 2023 Plan, vests over a period of four years with 25% of the RSUs subject to the award having vested on May 18, 2024 and 25% of the RSUs subject to the award vesting on each of the next three anniversaries of the grant date, subject to continued service through each vesting date.

(5)
Dr. Klassen forfeited all other outstanding equity awards at the time of his termination of employment in April 2023.

Clawback Policy
In November 2023, our Board adopted a written compensation recovery policy effective as of October 2, 2023, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable Nasdaq rules, a copy of which is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

DIRECTOR COMPENSATION
The following table sets forth information regarding the compensation of our non-employee directors earned for service on our Board during the year ended December 31, 2023. Dr. Sidhu, our Founder and former Chief Executive Officer, was also a member of our Board in 2023 but did not receive any additional compensation for his service as a director during 2023. The compensation of Dr. Sidhu is set forth in the section titled “Executive Compensation — Summary Compensation Table.”
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Amit Munshi	$89,000	$4,079,943	$7,017,387	$11,186,330
Garry Neil(3)	$51,522	—	$128,327	$179,849
Jennifer Jarrett	$58,000	—	$128,327	$186,327
Neil Graham	$56,000	—	$128,327	$184,327
Sandeep Kulkarni	$68,000	—	$835,817	$903,817
Steve Schoch	$66,000	—	$128,327	$194,327
Parvinder Thiara	$47,076	—	—	$47,076
Arnout Ploos van Amstel(4)	$8,065	—	—	$8,065

(1)
The amount reported in this column represents the grant date fair value of an RSU award granted to Mr. Munshi, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSU award reported in this column are set forth in Note 2 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. On June 12, 2023, in connection with the closing of the Business Combination, Mr. Munshi’s RSU award was converted to an award of restricted stock covering the same number of Class A Ordinary shares and was subject to the same vesting schedule as the original RSU award, as further described below in the narrative to this Director Compensation Table under the heading “2023 Director Compensation Program.” The conversion of Mr. Munshi’s RSU award to an award of restricted stock resulted in no change in reportable compensation for the year ended December 31, 2023. As of December 31, 2023, our non-employee directors held the following outstanding stock awards: Mr. Munshi — 499,993 shares of restricted stock.

(2)
The amounts reported in this column represent the aggregate grant date fair value of the stock options granted to our non-employee directors, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 2 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. As of December 31, 2023, our non-employee directors held outstanding option awards covering the following number of our Class A ordinary shares: Mr. Munshi —  1,436,373; Ms. Jarrett — 20,406; Dr. Graham — 20,406; Dr. Kulkarni — 553,386; and Mr. Schoch —  20,406. Upon his resignation from the Board in November 2023, Dr. Neil forfeited the options granted to him in the year ended December 31, 2023, all of which were unvested as of the effective date of his resignation, in accordance with the terms of such options.

(3)
Dr. Neil resigned from the Board effective November 2023.

(4)
Mr. Ploos van Amstel was appointed to the Board effective November 2023.

Narrative to Director Compensation Table
2023 Director Compensation Program
Each non-employee director received the following compensation for service on our Board in 2023:
•
an annual cash retainer of $50,000 (plus an additional $25,000 for the non-executive chair of our Board);

•
an additional annual cash retainer of $8,000, $6,000 and $6,000 for service as a member of the Audit Committee, Compensation Committee and the Nominating and Governance Committee, respectively;

•
an additional annual cash retainer of $16,000, $12,000 and $10,000 for service as chair (in lieu of the additional annual cash retainer for services as a member) of the Audit Committee, Compensation Committee and the Nominating and Governance Committee, respectively;

•
an initial option grant to purchase 53,766 of our Class A ordinary shares on the date of each such non-employee director’s appointment to our Board; and

•
an annual option grant to purchase 26,993 of our Class A ordinary shares on the date of each of our annual stockholder meetings.

We also reimburse all of our non-employee directors for their reasonable out of pocket expenses incurred in attending Board and committee meetings.
Each of the option grants described above was granted under our 2023 Plan. Each initial option grant will vest and become exercisable subject to the director’s continuous service to us through each of the first three anniversaries of the date of grant or the next annual stockholder meeting. Each annual option grant will vest and become exercisable subject to the director’s continuous service to us through the first anniversary of the date of grant. The term of each option will be ten years, subject to earlier termination as provided in our 2023 Plan.
In his role as Chairman of the Board in 2023, Mr. Munshi also received the following equity grants in accordance with the terms of his offer letter with the Company, dated as of March 2, 2023 (the “Munshi Offer Letter”):
•
an award of 499,993 RSUs under our 2023 Plan, which, in connection with the closing of the Business Combination and pursuant to an amendment to the Munshi Offer Letter dated as of June 12, 2023, was converted to an award of 499,993 restricted Class A ordinary shares of the Company. The restricted stock award, which is subject to the same vesting schedule that applied to the award of RSUs prior to its conversion to restricted stock, vests over a period of four years with 25% of the shares subject to the award having vested on March 15, 2024 and 25% of the shares subject to the award vesting on each of the next three anniversaries of the grant date, subject to continued service through each vesting;

•
a grant of performance options under our 2023 Plan with a grant date fair value of approximately $2,500,000, which become exercisable if the 20-day volume-weighted average price of the Company’s Class A ordinary shares is over $30 per share at any time prior to the fifth anniversary of the closing of the Business Combination while Mr. Munshi remains Chairman of the Board; and

•
a grant of options to be issued outside of our 2023 Plan in an amount equal to six percent (6%) of the capital raised (subject to certain exclusions and a minimum offering price) while Mr. Munshi remains Chairman of the Board. The terms of our 2023 Plan are applicable for purposes of administering and interpreting this grant; however, the Class A ordinary shares of the Company subject to this grant do not count against our 2023 Plan’s share reserve nor is this grant subject to the limit on non-employee director compensation provided under Section 5 of our 2023 Plan.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2023.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	7,855,076(2)	2.12	8,252,170(3)
Equity compensation plans not approved by shareholders	—	—	—
Total	7,855,076		8,252,170

(1)
The weighted average exercise price relates only to stock options. The calculation of the weighted average exercise price does not include outstanding equity awards that are received or exercised for no consideration.

(2)
Includes (a) 3,307,930 stock options outstanding under the 2023 Plan; (b) 1,564,018 restricted stock units outstanding (assuming 100% vesting) under the 2023 Plan; (c) 499,993 restricted share awards outstanding (assuming 100% vesting) under the 2023 Plan; (d) a grant of 1,130,000 stock options to purchase Class A ordinary shares issued to Amit Munshi outside of the 2023 Plan and approved by the Company’s shareholders on June 1, 2023 and (e) 1,353,135 stock options representing the as-converted equity awards of Legacy Zura that were issued and outstanding under Legacy Zura’s option plans and were converted upon the closing of the Business Combination into options under the 2023 Plan to purchase Class A ordinary shares of the Company based on an exchange ratio of approximately 108.083. As a result, each of Legacy Zura’s equity awards were converted. There are no awards outstanding under the Company’s 2023 Employee Stock Purchase Plan (“ESPP”).

(3)
Includes (a) 4,222,272 Class A ordinary shares available for future issuance under the 2023 Plan and (b) 4,029,898 Class A ordinary shares representing the maximum number of Class A ordinary shares that may be issued under the ESPP. The Class A ordinary shares issuable under the 2023 Plan are subject to an annual increase on January 1st of each calendar year beginning on January 1, 2024 and ending on and including January 1, 2029, equal to the lesser of (i) 5.0% of the aggregate number of Class A ordinary shares outstanding on the final day of the immediately preceding calendar year, (ii) 8,059,796 Class A ordinary shares or (iii) such smaller number of shares as is determined by the Board. The Class A ordinary shares issuable under the ESPP are subject to an annual increase on January 1st of each calendar year beginning on January 1, 2024 and ending on and including January 1, 2029, equal to the aggregate number of Class A ordinary shares added to the 2023 Plan for such year. The ESPP enables eligible employees of the Company and designated affiliates to purchase Class A ordinary shares at a discount of 15%. As of December 31, 2023, no shares have been issued under the ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding the beneficial ownership of our Class A ordinary shares as of September 3, 2024 by: (i) each of our named executive officers and directors; (ii) all of our executive officers and directors as a group; and (iii) each person or entity, or group of affiliated persons or entities, known by us to beneficially own more than 5% of our outstanding Class A ordinary shares.
Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer or shareholder who holds more than 5% of our outstanding Class A ordinary shares, and Schedules 13G or 13D filed with the SEC, as the case may be. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and pre-funded warrants that are currently exercisable within 60 days of September 3, 2024. Options and pre-funded warrants to purchase Class A ordinary shares that are exercisable within 60 days of September 3, 2024 are deemed to be beneficially owned by the persons holding these options and pre-funded warrants for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all Class A ordinary shares listed as beneficially owned by him or her, except for Class A ordinary shares owned jointly with that person’s spouse.
We have based our calculation of beneficial ownership on 63,774,174 of our Class A ordinary shares outstanding as of September 3, 2024. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o Zura Bio Limited, 1489 W. Warm Springs Rd., #110, Henderson, Nevada.
Name of Beneficial Owner	Number of Shares	Percentage of Shares
5% and Greater Shareholders:
Entities affiliated with Venrock Healthcare Capital Partners(1)	6,782,409	9.9%
AI Biotechnology LLC(2)	6,562,725	9.9%
Entities affiliated with Deep Track Capital, L.P.(3)	6,216,327	9.3%
Hana Immunotherapeutics LLC(4)	5,404,274	8.5%
Suvretta Capital Management, LLC(5)	4,860,939	7.6%
Entities affiliated with Athanor Capital, L.P.(6)	4,801,633	7.5%
Great Point Partners, LLC(7)	4,766,529	7.5%
Entities affiliated with Baker Bro. Advisors LP(8)	4,827,808	7.0%
RA Capital Healthcare Fund, L.P.(9)	3,217,503	5.1%
Named Executive Officers and Directors:
Robert Lisicki	—	—
Kim Davis(10)	209,155	*
Michael Howell(11)	106,165	*
Verender Badial(12)	733,143	1.2%
Someit Sidhu(13)	6,932,128	10.6%
Amit Munshi(14)	1,532,389	2.4%
Sandeep Kulkarni(15)	369,993	*
Arnout Ploos van Amstel	100,000	*
Steve Schoch(16)	12,965	*
Jennifer Jarrett(17)	12,965	*
Neil Graham(18)	12,965	*
Parvinder Thiara(19)	4,817,683	7.6%
Chris Cabell(20)	95,633	*
Preston Klassen(21)	59,594	*
All current executive officers and directors as a group (14 individuals)	14,944,694	22.1%

(*)
Represents beneficial ownership of less than 1%.

(1)
The indicated ownership is based in part on a Schedule 13G filed with the SEC on May 2, 2024 by Venrock Healthcare Capital Partners III, L.P., VHCP Co-Investment Holdings III, LLC, Venrock Healthcare Capital Partners EG, L.P., VHCP Management III, LLC, VHCP Management EG, LLC, Nimish Shah and Bong Koh (collectively, the “Venrock Holders”). Consists of (i) 440,848 Class A ordinary shares and 1,312,029 Class A ordinary shares underlying pre-funded warrants (“PFWs”), which are exercisable at any time or times on or after the date of issuance , held by Venrock Healthcare Capital Partners III, L.P.; (ii) 44,105 Class A ordinary shares 131,263 Class A ordinary shares underlying PFWs, which are exercisable at any time or times on or after the date of issuance , held by VHCP Co-Investment Holdings III, LLC; and (iii) 1,538,213 Class A ordinary shares and 4,577,950 Class A ordinary shares underlying PFWs, which are exercisable at any time or times on or after the date of issuance, held by Venrock Healthcare Capital Partners EG, L.P. Under the terms of the PFWs, the Company shall not effect the exercise of any portion of the PFWs, and the holder shall not have the right to exercise any portion of such PFWs, if, upon giving effect to such exercise, the aggregate number of Class A ordinary shares beneficially owned by the holder (together with its affiliates and other attribution parties) would exceed 9.99% of the number of Class A ordinary shares outstanding immediately after giving effect to the exercise. The principal business addresses of each of the Venrock Holders is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(2)
The indicated ownership is based in part on a Schedule 13G/A filed with the SEC on February 14, 2024 by AI Biotechnology LLC (“AI Biotechnology”), Access Industries Holdings LLC (“AIH”), Access Industries Management, LLC (“AIM”) and Len Blavatnik (collectively with AI Biotechnology, AIH and AIM, the “AI Reporting Persons”). Consists of (i) 4,052,725 Class A ordinary shares held directly by AI Biotechnology and (ii) 10,146,346 Class A ordinary shares issuable upon the conversion of PFWs held directly by AI Biotechnology, which are exercisable at any time or times on or after the date of issuance (the “AI PFWs”). Under the terms of the AI PFWs, the Company shall not effect the exercise of any portion of the AI PFWs, and the holder shall not have the right to exercise any portion of such AI PFWs, if, upon giving effect to such exercise, the aggregate number of Class A ordinary shares beneficially owned by the holder (together with its affiliates and other attribution parties) would exceed 9.99% of the number of Class A ordinary shares outstanding immediately after giving effect to the exercise, as calculated under Rule 13d-3 of the Exchange Act; provided, however, that AI Biotechnology may increase or decrease the foregoing beneficial ownership limitation by giving notice to the Company (such notice not to be effective until the sixty-first day after the notice is delivered to the Company), but not to exceed any percentage in excess of 19.99% (the “Beneficial Ownership Blocker”). All of the 4,052,725 Class A ordinary shares and AI PFWs exercisable into 2,510,000 Class A ordinary shares may be deemed to be beneficially owned as of the date of this filing pursuant to the Beneficial Ownership Blocker, are held directly by AI Biotechnology and may be deemed to be beneficially owned by AIM, AIH and Mr. Blavatnik because (i) Mr. Blavatnik controls AIM and AIH, (ii) AIM controls AIH, and (iii) AIH owns all of the voting units of AI Biotechnology. Each of AIH, AIM and Mr. Blavatnik, and each of their affiliated entities and the officers, partners, members and managers thereof, disclaims beneficial ownership of these securities. The principal business address of each of the AI Reporting Persons is c/o Access Industries, Inc., 40 West 57th Street, 28th Floor, New York, NY 10019.

(3)
The indicated ownership is based in part on a Schedule 13G/A filed with the SEC on April 22, 2024 by Deep Track Capital, L.P., Deep Track Biotechnology Master Fund, Ltd. and David Kroin. Consists of (i) 3,327,375 Class A ordinary shares and (ii) 2,888,952 Class A ordinary shares that may be acquired through the exercise of pre-funded warrants held of record by Deep Track Biotechnology Master Fund, Ltd. Deep Track Capital, LP (the “Investment Manager”) is the Investment Manager of Deep Track Biotechnology Master Fund, Ltd. Deep Track Capital GP, LLC (the “General Partner”) is the General Partner of the Investment Manager. David Kroin is the managing member of the General Partner. Under the terms of the pre-funded warrants, the Company may not effect the exercise of any portion of the PFWs, and the holder shall not have the right to exercise any portion of the PFWs, if, upon giving effect to such exercise, the aggregate number of Class A ordinary shares beneficially owned by the holder (together with its affiliates and other attribution parties) would exceed 9.99% of the number of Class A ordinary shares outstanding immediately after giving effect to the exercise. Includes

(i) 3,327,375 Class A Ordinary Shares and (ii) 2,888,952 Class A Ordinary Shares that may be acquired through the exercise of pre-funded warrants. The address of the holders is 200 Greenwich Avenue, 3rd Floor, Greenwich, CT 06830.
(4)
The indicated ownership is based on a Schedule 13G filed with the SEC on April 5, 2023 by Hana Immunotherapeutics LLC (“Hana”) and Chris Kim (together, the “Hana Reporting Persons”). Consists of 5,404,274 Class A ordinary shares, which are held of record by Hana. Mr. Kim is the controlling shareholder of Hana. Mr. Kim has voting and dispositive power over, and may be deemed to be the beneficial owner of, the shares held by Hana. The business address of each of the Hana Reporting Persons is 2064 Christie St., Fullerton, CA 92833.

(5)
The indicated ownership is based in part on a Schedule 13G filed with the SEC on June 5, 2023 by Suvretta Capital Management (“Suvretta Capital”). Includes 4,860,939 Class A ordinary shares held by Averill Master Fund, Ltd (“Averill”). Suvretta Capital is the investment manager of Averill. Aaron Cowen is a control person of Suvretta Capital and as such may be deemed to beneficially own these shares. The address of the principal business office of Averill, Suvretta Capital and Aaron Cowen is 540 Madison Avenue, 7th Floor, New York, NY 10022.

(6)
The indicated ownership is based in part on a Schedule 13G filed with the SEC on December 14, 2023 by Athanor Capital, LP (“Athanor Capital”), Athanor Capital GP, LLC (“Athanor Capital GP”), Athanor Master Fund, LP the “Master Fund”), Athanor Capital Partners, LP (“Master GP”), Athanor International Master Fund, LP (the “International Master Fund,” and together with the Master Fund, the “Funds”), Athanor International Fund GP, LP (“international Master GP”) and Parvinder Thiara (collectively, the “Athanor Reporting Persons”). Consists of (i) 3,357,742 Class A ordinary shares that are held of record by Athanor Master Fund, LP, a Cayman Islands limited partnership (“Athanor MF”) and (ii) 1,443,891 Class A ordinary shares that are held of record by Athanor International Master Fund, LP, a Cayman Islands limited partnership (“Athanor IMF”). Athanor Capital Partners, LP, a Delaware limited partnership (“Master GP”), is the general partner of Athanor MF. Athanor International Fund GP, LP, a Delaware limited partnership (“International Master GP”), is the general partner of Athanor IMF. Athanor Capital, LP, a Delaware limited partnership (“Athanor Capital”) is the investment adviser to Athanor MF and Athanor IMF. Athanor Capital GP, LLC, a Delaware limited liability company (“Athanor Capital GP”), is the general partner of Athanor Capital. Parvinder Thiara is the managing member of (i) Athanor Capital GP, (ii) Athanor Capital Partners GP, LLC (“ACPGP”), the general partner of Master GP, and (iii) Athanor International Fund Ultimate GP, LLC (“AIFUGP”), the general partner of International Master GP and has voting and dispositive power over the shares held by Athanor MF and Athanor IMF. The table also excludes options held by Mr. Thiara to purchase 16,050 Class A Ordinary shares that are exercisable within 60 days of September 3, 2024. The principal business address of each Athanor Reporting Person is c/o Athanor Capital, LP, 142 W 57th St. Suite 09-126 (11th Floor for Mail), New York, NY 10019. Athanor Master Fund, LP (“AMF”) is the record owner of 3,357,742 shares (the “AMF Shares”) and Athanor Capital, LP by virtue of the beneficial ownership detailed in Item 4 may be deemed to be the beneficial owner of the AMF Shares.

(7)
The indicated ownership is based in part on a Schedule 13G/A filed with the SEC on February 14, 2024 by Great Point Partners, LLC (“GPP LLC”). Consists of (i) 2,631,123 Class A Ordinary Shares held by Biomedical Value Fund, L.P. (“BVF”), (ii) 1,811,283 Class A Ordinary Shares held by Biomedical Offshore Value Fund, Ltd. (“BOVF”) and (iii) 324,123 Class A Ordinary Shares held by Cheyne Select Master Fund ICAV - Cheyne Global Equity Fund (“CGEF” and together with BVF and BOVF, the “GPP Entities”). Great Point Partners LLC (“GPP LLC”) is the investment manager of BVF and BOVF, and the Sub-Advisor to CGEF, and by virtue of such status may be deemed to be the beneficial owner of the shares held by these entities. Each of Dr. Jay, as Senior Managing Member of Great Point, and Mr. Yehudai, as Managing Director of Great Point, has voting and investment power with respect to the shares held by the GPP Entities, and therefore may be deemed to be the beneficial owner of the shares held by the GPP Entities. Notwithstanding the above, Great Point, Dr. Jay and Mr. Yehudai disclaim beneficial ownership of the shares held by the GPP Entities, except to the extent of their respective pecuniary interests. The GPP Entities’ address is 165 Mason Street, 3rd Floor, Greenwich, CT 06830.

(8)
Consists of (i) 4,415,755 Class A Ordinary Shares issuable pursuant to 4,415,755 pre-funded warrants held of record by Baker Brothers Life Sciences, L.P. and (ii) 412,053 Class A Ordinary Shares issuable pursuant to 412,053 pre-funded warrants held of record by 667 L.P. Under the terms of the pre-funded warrants, the Company may not effect the exercise of any portion of the pre-funded warrants, and the holders shall not have the right to exercise any portion of the pre-funded warrants, if, upon giving effect to such exercise, the aggregate number of Class A ordinary shares beneficially owned by the holders (together with their affiliates and other attribution parties) would exceed 4.99% of the number of Class A ordinary shares outstanding immediately after giving effect to the exercise. Baker Brothers Life Sciences, L.P. and 667 L.P. are direct holders and under the advisement of Baker Bros. Advisors LP. Baker Bros. Advisors (GP) LLC is the sole general partner of Baker Bros. Advisors LP. Julian C. Baker and Felix. J. Baker are managing members of Baker Bros. Advisors (GP) LLC. The address of Baker Brothers Life Sciences, L.P. and 667 L.P. is 860 Washington Street, 3rd Floor, New York, NY 10014.

(9)
The indicated ownership is based in part on a Schedule 13/G filed with the SEC on May 2, 2024 by RA Capital Management, L.P. (“RA Capital”). Consists of 3,217,503 Class A Ordinary Shares held of record by RA Capital Healthcare Fund, L.P. (the “Fund”). The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner, for purposes of Section 13(d) of the Act, of any securities of the Issuer held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the Company’s Class A Ordinary Shares. Because the Fund has divested voting and investment power over the reported securities it holds and may not revoke that delegation on less than 61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Securities Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Securities Act, of any securities of the Issuer beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of the securities reported in this Schedule 13G other than for the purpose of determining their obligations under Section 13(d) of the Securities Act, and the filing of this Schedule 13G shall not be deemed an admission that either RA Capital, Dr. Kolchinsky, or Mr. Shah is the beneficial owner of such securities for any other purpose. The holder’s address is c/o RA Capital Management, L.P., 200 Berkeley Street 18th Floor, Boston, MA 02116.

(10)
Consists of (i) 123,095 Class A ordinary shares held of record by Ms. Davis and (2) 86,060 Class A ordinary shares issuable pursuant to options exercisable within 60 days of September 3, 2024.

(11)
Consists of (i) 7,987 Class A ordinary shares held of record by Mountaineer Biosciences, Inc. (“Mountaineer”), (ii) 18,738 Class A ordinary shares held of record by Dr. Howell and (iii) 79,440 Class A ordinary shares issuable pursuant to options exercisable within 60 days of September 3, 2024 held by Dr. Howell. Dr. Howell is the President and Co-Founder of Mountaineer and, as such, has the power to vote and dispose of the Class A ordinary shares held by Mountaineer.

(12)
Consists of (i) 517,519 Class A ordinary shares held of record by Mr. Badial and (ii) 215,624 Class A ordinary shares issuable pursuant to options exercisable within 60 days of September 3, 2024.

(13)
Consists of (i) 2,859,117 Class A Ordinary Shares held of record by Dr. Sidhu, (ii) 1,700,000 Class A Ordinary Shares issuable pursuant to options exercisable within 60 days of September 3, 2024 held of record by Dr. Sidhu, (iii) 1,186,901 Class A Ordinary Shares held of record by Pegasus LLC (“Pegasus”) and (iv) 1,186,110 Class A Ordinary Shares held of record by JATT Ventures, L.P. a Cayman Islands exempted limited partnership (“JATT L.P.”) Dr. Sidhu is the sole member of Pegasus and the sole director of JATT Ventures, Ltd., which is the sole general partner of JATT L.P., and has voting and dispositive power over the Class A Ordinary Shares held by each of Pegasus and JATT L.P.

(14)
Consists of (i) 402,389 Class A ordinary shares held of record by Mr. Munshi and (ii) 1,130,000 Class A ordinary shares underlying options exercisable within 60 days of September 3, 2024.

(15)
Consists of 369,993 Class A ordinary shares underlying options exercisable within 60 days of September 3, 2024.

(16)
Consists of 12,965 Class A ordinary shares underlying options exercisable within 60 days of September 3, 2024.

(17)
Consists of 12,965 Class A ordinary shares underlying options exercisable within 60 days of September 3, 2024.

(18)
Consists of 12,965 Class A ordinary shares underlying options exercisable within 60 days of September 3, 2024.

(19)
Consists of (i) 4,801,633 Class A ordinary shares held of record by entities affiliated with Athanor Capital and (ii) 16,050 Class A ordinary shares underlying options exercisable within 60 days of September 3, 2024. held of record by Mr. Thiara. Mr. Thiara is the managing member of (i) Athanor Capital GP, (ii) ACPGP, the general partner of Master GP, and (iii) AIFUGP, the general partner of International Master GP and has voting and dispositive power over the shares held by Athanor MF and Athanor IMF.

(20)
Consists of (i) 28,108 Class A ordinary shares held of record by Dr. Cabell and (ii) 67,525 Class A ordinary shares issuable pursuant to options that became vested and exercisable as of January 18, 2024, pursuant to that certain Severance and General Release Agreement dated January 18, 2024 between the Company and Dr. Cabell.

(21)
Consists of 59,594 Class A ordinary shares issuable pursuant to options that became vested and exercisable as of April 7, 2023, pursuant to that certain Severance And General Release Agreement dated April 7, 2023, between the Company and Dr. Klassen.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10 percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Company. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2023, we believe all Section 16(a) filing requirements applicable to our officers, directors and greater than 10 percent beneficial owners were complied with, except for one late Form 3 filing by Mr. Thiara that was not filed until October 2, 2023 due to an administrative error; one late Form 3 filing by each of Barclays PLC, Ewon Comfortech Co., Ltd. and Hana Immunotherapeutics LLC, as greater than 10 percent shareholders; and one late Form 4 filing by each of Owl Creek Asset Management, L.P., Barclays PLC and Athanor Capital, LP, as greater than 10 percent shareholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Other than compensation and indemnification arrangements for our directors and executive officers, which are described elsewhere in this proxy statement, the following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which:
•
JATT or Zura has been or is to be a participant;

•
the amounts involved exceeded or exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets on a consolidated basis at year end for the past two fiscal years; and

•
any of our directors, executive officers or holders of more than five percent of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Lilly ZB17 License
Effective April 26, 2023, ZB17 entered into the Lilly-ZB17 License Agreement with Lilly, pursuant to which Lilly granted to ZB17 the Lilly-ZB17 License to develop, manufacture and commercialize a certain bispecific antibody relating to IL-17 and BAFF (“ZB-106”) in the field (meaning all uses including any and all human therapeutic, diagnosis, prevention, amelioration and prophylactic uses) worldwide. During certain specified periods, Lilly shall have the exclusive right to evaluate certain clinical trial results and determine whether it wishes to negotiate an agreement for the further development and commercialization of ZB-106 by Lilly. If Lilly provides notice to the Company before the expiry of the applicable period that it wishes to seek to negotiate an agreement, the parties will have good faith negotiations to agree commercially reasonable terms and conditions.
The Lilly-ZB17 License is sublicensable without Lilly’s consent to an affiliate of ZB17, provided that ZB17 provides prior written notice to Lilly. Lilly’s consent is required to sublicense to any third party other than a contact research organization or contract development and manufacturing organization. In all cases the sublicense must have terms consistent with the Lilly License. Neither ZB17 nor Lilly may assign its rights and obligations without the other party’s prior written consent, unless such transfer is to an affiliate or in the event of a change of control, in which case notice must be provided.
Lilly retains certain rights under the License Agreement, including its unrestricted ability to use certain intellectual property rights related to ZB-106 for Lilly’s and its affiliates’ research purposes.
If ZB17 fails to comply with any of its obligations under the License Agreement, Lilly may have the right to terminate the License, in which event the Company would not be able to market any product related to ZB-106.
As consideration, ZB17 will pay Lilly an irrevocable, non-refundable upfront fee of $18,590,000 divided into three tranches: the first tranche of $5,750,000 was paid in connection with the signing of the Lilly-ZB17 License; the second tranche consisted of 1,000,000 Class A ordinary shares issued pursuant to the Equity Grant Agreement (as defined and further described below); and the third tranche will be due and payable within ten business days of ZB17’s receipt of certain know-how, data, information and materials that Lilly is required to provide under the License Agreement. In addition, ZB17 agreed to the following additional payment terms:
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pay Lilly four development milestone payments up to an aggregate of $155 million;

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pay Lilly sales milestone payments up to an aggregate of $440 million based on respective thresholds of net sales of products developed from ZB-106; and

•
pay Lilly over a multi-year period (twelve years, or upon the later expiration of regulatory exclusivity of ZB-106 in a country) an annual earned royalty at a marginal royalty rate in the mid-single digits to low-double digits, with increasing rates depending on net sales (as defined in the Lilly-ZB17 License Agreement) in the respective calendar year, based on a percentage of sales within varying thresholds for a certain period of years.

Pursuant to the Lilly-ZB17 License Agreement, ZB17 is required to prepare a development plan to develop and seek regulatory approval for ZB-106 in several countries and then to commercialize each product where regulatory approval is obtained. If ZB17 fails to comply with the obligations under the Lilly-ZB17 License Agreement, or if ZB17 uses the licensed intellectual property in an unauthorized manner, ZB17 may be required to pay damages and Lilly may have the right to terminate the license.
Upon expiry of the Lilly-ZB17 License Agreement, the Lilly-ZB17 License shall become fully paid-up, non-exclusive, royalty-free, perpetual and irrevocable.
No royalty or milestone payments have been paid to date under the Lilly-ZB17 License Agreement.
ZB-106 Equity Grant Agreement
Concurrently with the execution of the Lilly-ZB17 License Agreement, as partial consideration for Lilly entering into the Lilly-ZB17 License Agreement, the Company and Lilly entered into that certain Equity Grant Agreement (the “ZB-106 Equity Grant Agreement”), dated as of April 26, 2023, pursuant to which the Company agreed to issue and grant to Lilly 1,000,000 Shares (the “Lilly Shares”) in a private placement transaction. The ZB-106 Equity Grant Agreement also contains customary representations, warranties, and covenants of each of the Company and Lilly. The closing under the ZB-106 Equity Grant Agreement occurred on May 3, 2023. Other than the benefit of the Lilly-ZB17 License Agreement with ZB17, the Company did not receive any consideration from Lilly for the issuance of the Lilly Shares.
In connection with the Equity Grant Agreement, the Company agreed to register the Lilly Shares under a Registration Rights Agreement (the “Registration Rights Agreement”). The Registration Rights Agreement will govern the registration of the Lilly Shares for resale and includes certain customary registration rights requiring the company to file a registration statement with respect to the Lilly Shares.
April 2023 Private Placement Financing
Zura agreed to sell an aggregate of approximately 18.8 million Shares, and pre-funded warrants in lieu of Shares, to certain accredited institutional investors in the April 2023 Private Placement (as defined above). The April 2023 Private Placement resulted in gross proceeds to Zura of approximately $80 million in cash, before deducting placement agent fees and other offering expenses payable by Zura. In addition, Lilly received an aggregate of approximately $4.25 million in Shares in lieu of a portion of the upfront cash paid by Zura as consideration for the licensing transaction for ZB-106.
The ZB-106 Private Placement was led by Deep Track Capital, Great Point Partners, Suvretta Capital, and a leading life sciences-focused investment fund, alongside several additional new and existing investors.
Pursuant to the terms of the subscription agreements entered into with the investors in the April 2023 Private Placement (the “Second PIPE Subscription Agreements”), each Class A ordinary share was sold at a price of $4.25 per share and each pre-funded warrant was sold at a price of $4.249 per pre-funded warrant. Each pre-funded warrant will have an exercise price of $0.001 per Class A ordinary share. At the initial closing, investors have committed to purchase an aggregate of approximately 3.8 million Class A ordinary shares for a total of approximately $16 million in gross proceeds, excluding the shares issued to Lilly. At the second closing, which occurred on June 5, 2023, investors purchased an aggregate of approximately 15 million Class A ordinary shares and pre-funded warrants for an additional total of approximately $64 million in gross proceeds. Following the final closing of the April 2023 Private Placement, Zura has $120 million in cash and cash equivalents on hand, which it believes will be sufficient to fund its planned operating expenses and capital expenditure requirements through 2026.
April 2024 Private Placement Financing
On April 18, 2024, Zura entered into subscription agreements (the “April 2024 Investor Agreements”) with certain institutional and other accredited investors, whereby the Company issued 18,732,301 Class A ordinary shares, par value $0.0001 per share and pre-funded warrants (the “2024 Pre-Funded Warrants”) to purchase up to 16,102,348 Class A ordinary shares. Each Class A ordinary share was sold at a price of $3.108 per Class A ordinary share and each 2024 Pre-Funded Warrant was sold at a price of $3.107 per 2024 Pre-Funded Warrant for an aggregate purchase price of $108.3 million.
On April 18, 2024, Zura also entered into subscription agreements (the “April 2024 Insider Agreements” and together with the April 2024 Investor Agreements, the “April 2024 Private Placement”) with certain officers, directors and affiliates of the Company, whereby the Company issued 1,357,827 Class A Ordinary Shares, par value $0.0001 per share sold a purchase price of $3.13 per Class A Ordinary Share for an aggregate purchase price of $4.2 million.
The April 2024 Private Placement closed on April 22, 2024 from which we received gross proceeds of approximately $112.5 million.

HOUSEHOLDING OF PROXY MATERIALS
The Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders who have the same address and last name will receive only one copy of the Company’s proxy card or other Annual Meeting materials unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies. This procedure is designed for convenience for shareholders and cost savings for companies.
A single copy of the Company’s proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Your consent to householding is perpetual unless you revoke it. You may revoke your consent at any time by contacting your broker or the Company (in writing or orally) to Zura Bio Limited, 1489 W. Warm Springs Rd. #110 Henderson, Nevada 89014, Attn: Secretary and Chief Legal Officer, or at (702) 825-9872. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.
Shareholders who currently receive multiple copies of the Company’s proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.
SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL GENERAL
MEETING OF SHAREHOLDERS
The Cayman Islands Companies Act provides shareholders with only limited rights to requisition a general meeting and does not provide shareholders with a right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our MAA allows our shareholders holding in aggregate not less than ten per cent in par value of the issued shares which as at that date carry the right to vote at general meetings of the Company to requisition an extraordinary general meeting of our shareholders, in which case the Board may duly convene an extraordinary general meeting and submit the resolutions put forward to a vote at such meeting. As a Cayman Islands exempted company, we are not obligated by law to call annual general meetings, however, we are required to hold an annual shareholder meeting every year in accordance with Nasdaq listing standards.
For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to the shareholders at the Company’s 2025 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. To be eligible for inclusion in the Company’s 2025 proxy statement, any such shareholder proposals must be submitted in writing to the Secretary the Company no later than May 16, 2025, in addition to complying with certain rules and regulations promulgated by the SEC. If we change the date of the 2025 annual general meeting of shareholders by more than 30 days from the anniversary of this year’s meeting, shareholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2025 annual general meeting of shareholders. Such proposals must be received by the Company at its offices at 1489 W. Warm Springs Rd. #110 Henderson, Nevada 89014. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s proxy statement.
In addition, the MAA provides notice procedures for shareholders to nominate a person as a director candidate and to propose business (other than director nominations) to be considered by shareholders at the Company’s 2025 annual general meeting of shareholders, without having it included in the Company’s proxy statement. To be timely, a shareholder’s notice must be received by the Company at its principal executive offices not less than 120 calendar days before the anniversary of the Company’s proxy statement released to shareholders in connection with the Annual Meeting. For the Company’s 2025 annual general meeting of shareholders, this means that any such proposal or nomination must be submitted no later than May 16, 2025. If the date of the 2025 annual general meeting of shareholders is changed by more than 30 days from the anniversary of the Annual Meeting, the Board shall set the deadline with such deadline being a reasonable time before the Company begins to print and send its related proxy materials. Nominations and proposals also must satisfy other requirements set forth in the MAA. If any shareholder nomination or proposal is not made in compliance with the foregoing procedures, the chairperson of the meeting may declare that such nomination or proposal shall not be presented for shareholder action at the meeting and shall be disregarded.

In addition to satisfying the deadlines in the “advance notice” provisions of the MAA, a shareholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must include in their notice the information required by Rule 14a-19 under the Exchange Act.
OTHER MATTERS
As of the date hereof, the Company does not know of any other matters that may be presented for action at the Annual Meeting other than the matters described herein.
By Order of the Board of Directors
/s/ Robert Lisicki

Robert Lisicki
Chief Executive Officer
September 13, 2024
We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Shareholders can also access this proxy statement and our Annual Report on Form 10-K at investors.zurabio.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is also available without charge upon written request to us via email at ir@zurabio.com.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. (Continued and to be marked, dated, and signed on other side) PROXY ZURA BIO LIMITED Annual General Meeting of Shareholders To be held on October 23, 2024 at 12:00 p.m. EDT This proxy is solicited by the Board of Directors The shareholder(s) named below, revoking all prior proxies, hereby appoint(s) Robert Lisicki, Verender Badial, and Kim Davis, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Class A ordinary shares of Zura Bio Limited (the “Company”) that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at 12:00 p.m. EDT on Wednesday, October 23, 2024 and any adjournment thereof. The Annual Meeting will be held virtually, and for purposes of the Second Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the Annual Meeting shall be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. In order to attend the meeting virtually, you must register at https://web.viewproxy.com/zura/2024 by 11:59 p.m. EDT on Tuesday, October 22, 2024. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the Sections titled “Questions and Answers About These Proxy Materials and Voting” under the headings “How do I attend the Annual Meeting?” and “How do I vote?” This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Proxy Statement are available at: https://web.viewproxy.com/ZURA/2024

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) The Board of Directors recommends that you vote “FOR” each of the director nominees listed in Proposal 1, and “FOR” Proposals 2 and 3: Proposal 1. Election of Directors: To elect, by ordinary resolution, nine (9) nominees for director to the Company’s Board of Directors to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal. Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ VIRTUAL CONTROL NUMBER NOMINEES: FOR AGAINST ABSTAIN (1) Neil Graham ☐ ☐ ☐ (2) Jennifer Jarrett ☐ ☐ ☐ (3) Sandeep Kulkarni ☐ ☐ ☐ (4) Robert Lisicki ☐ ☐ ☐ (5) Amit Munshi ☐ ☐ ☐ (6) Arnout Ploos van Amstel ☐ ☐ ☐ (7) Steve Schoch ☐ ☐ ☐ (8) Someit Sidhu ☐ ☐ ☐ (9) Parvinder Thiara ☐ ☐ ☐ Proposal 2. Ratification of our independent registered public accounting firm: To ratify, by ordinary resolution, the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and until the next annual general meeting of shareholders to be held in 2025. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 3. Adjournment of the Annual Meeting: To approve, by ordinary resolution, the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals. FOR ☐ AGAINST ☐ ABSTAIN ☐ Note: Such other business that may properly come before the meeting. Date Signature Signature (Joint Owners) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or when voting during the Annual General Meeting. INTERNET MAIL Vote Your Proxy on the Internet: Go to www.AALvote.com/ZURA Vote Your Proxy by Mail: Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. Please mark your votes like this ☒